SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 31, 2000
                                                          -------------


                               ISG RESOURCES, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


                 Utah                                            87-0327982
               -------                                           -----------
            (State or Other                (Commission          (IRS Employer
            Jurisdiction of                File Number)      Identification No.)
            Incorporation)


       136 East South Temple, Suite 1300,     Salt Lake City, Utah      84111
   ---------------------------------------------------------------------------
    (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (801) 236-9700
                                                           ---------------

Item 2.  Acquisition or Disposition of Assets

         Effective May 31, 2000, ISG Resources, Inc. ("ISG") acquired all of the outstanding stock of Palestine Concrete Tile Company ("Palestine"), as well as certain land and buildings used by Palestine in the conduct of its business. Palestine is a Texas corporation primarily engaged in the manufacture and distribution of concrete block.

         ISG will account for the acquisition of Palestine under the purchase method of accounting. ISG established through negotiation a purchase price of $18,600,000 in cash, subject to certain adjustments, for all of the outstanding stock of Palestine held by Dale & Brenda, Ltd. and Dan & Dorenda, Ltd. (collectively, the "Family Limited Partnerships"). ISG established through negotiation a purchase price of $400,000 for the land and buildings held by the Daniel Andrew Smith Family Trust and the Dale Wayne Smith Family Trust (collectively, the "Family Trusts"). A copy of the stock purchase agreement and an amendment to the stock purchase agreement are attached.

         ISG financed the acquisition of Palestine by obtaining a $15,000,000 increase in the Secured Credit Facility on May 26, 2000 and receiving an equity contribution of $10,000,000 from its parent, Industrial Services Group, Inc., on April 19, 2000.

Item 7. Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired. The financial statements of Palestine, for the periods specified in Rule 3-05(b) of Regulation S-X and as prepared in accordance with the requirement under Rule 2-02 of Regulation S-X, are not being included within this report, but will be filed as an amendment to this report within sixty days of the date hereof.

         (b)  Pro  Forma   Financial   Information.   The  pro  forma  financial
information of Palestine is not being included within this report, but will be filed as an amendment to this report within sixty days of the date hereof.

         (c) Exhibits. The following documents are being filed as exhibits to this report:

               (i) Stock Purchase Agreement, dated as of April 30, 2000, by and between ISG, the Family Limited Partnerships, the Family Trusts, Dale W. Smith and Danny A. Smith.

               (ii) Amendment to Stock Purchase  Agreement,  dated May 16, 2000, by and between ISG, the Family Limited Partnerships, the Family Trusts, Dale W. Smith and Danny A. Smith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ISG RESOURCES, INC.
                                         --------------------
                                         (registrant)



June 15, 2000                            BY: /s/ R. Steve Creamer
-------------                                -----------------------------
(Date)                                        R. STEVE CREAMER,
                                              CHIEF EXECUTIVE OFFICER

                            STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement (this "Agreement") is dated April 30, 2000, between ISG Resources, Inc., a Utah corporation ("Purchaser"), Dale & Brenda, Ltd. and Dan & Dorenda, Ltd. (collectively the "Family Limited Partnerships"), the Daniel Andrew Smith Family Trust and the Dale Wayne Smith Family Trust (collectively the "Family Trusts") and Dale W. Smith and Danny A. Smith.

                                    RECITALS

         The Family Limited Partnerships, Dale W. Smith and Danny A. Smith are the owners of all of the issued and outstanding stock of Palestine Concrete Tile Company (the "Company").

         The Family Trusts are the owners of the land and buildings used by the Company in Palestine, Texas (collectively the "Real Estate Assets") in the conduct of its business.

         The issued and outstanding stock of the Company will be collectively referred to herein as the "Purchased Stock".

         The Family Limited Partnerships, the Family Trusts and Dale W. Smith and Danny A. Smith will be collectively referred to herein as the "Seller" or the "Sellers".

         The Purchaser and the Sellers are sometimes called the "Parties".

         The Sellers own and desire to sell to Purchaser the Purchased Stock and the Real Estate Assets.

         Unless otherwise defined in this Agreement, the capitalized terms used in this Agreement have the meanings given in Article VIII below.

         In consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as set forth herein.

                                    ARTICLE I

1        SALE OF PURCHASED STOCK and REAL ESTATE ASSETS; CLOSING

         1.1 Purchase and Sale. At the Closing, on the terms and conditions set forth in this Agreement, the Sellers will sell to Purchaser, and Purchaser will purchase from the Sellers, the Purchased Stock and the Real Estate Assets.

         1.2      Purchase Price.

                  1.2.1 The purchase price (the "Purchase Price") for the Purchased Stock and the Real Estate Assets shall be an amount equal to eighteen million dollars ($18,000,000.00), less the balance of the Intercompany Indebtedness (as defined below) paid by Purchaser, subject to the adjustments set forth in Sections 1.2.2 and 1.2.3 below. The Purchase Price shall be allocated as follows:

                           1.2.1.1  $17,600,000 for the Purchased Stock; and

                           1.2.1.2  $400,000 for the Real Estate Assets.

                  1.2.2 The Purchase Price will be increased, as set forth below if the actual EBITDA (earnings before interest, taxes, depreciation and amortization; the "actual EBITDA") of the Company for the twelve month period ending on the Closing Date, and calculated in accordance with the formula attached hereto as Exhibit "A", is greater than $3,600,000.00 ("the proforma EBITDA"). In such event, the Purchase Price shall be increased by a sum equal to five (5) times the difference between the actual EBITDA and the proforma EBITDA, if a positive number.

                  1.2.3 In addition, the Purchase Price will be increased, on a dollar-for-dollar basis, if and by the amount by which the working capital of the Company (total current assets less total current liabilities), calculated as of the Closing Date, in accordance with the formula attached hereto as Exhibit "B", exceeds $2,600,000.00; provided, however, that for purposes of calculating the working capital of the Company as of the Closing Date, no portion of the indebtedness of the Company to either Cement-Dan, Inc., or Agg-Dale, Inc., under the terms of those two certain promissory notes dated December 29, 1995 (the "Intercompany Indebtedness") shall be treated as a current liability of the Company.

                  1.2.4 Notwithstanding the amount of the increase to the Purchase Price, if any, pursuant to the terms of Sections 1.2.2 and 1.2.3 above, the Purchase Price shall in no event be greater than $20,000,000 (less the balance of the Intercompany Indebtedness paid by Purchaser as of the Closing
Date) and shall not be otherwise reduced by any amount if TXI Operations, L.P. ("TXI") does not, for any reason, consent to the assignment and transfer of all of the Company's rights and obligations under that certain Lease Agreement dated October 14, 1997, by and between TXI and the Company (the "TXI Lease Agreement").

                  1.2.5 To determine whether an adjustment is appropriate, the Purchaser shall (within sixty days of the Closing Date) provide the Seller with a balance sheet of the Company dated as of the Closing Date and an income statement of the Company for the twelve month period ending on the Closing Date, each prepared in accordance with GAAP, as applied historically by the Company, along with a calculation of the actual EBITDA and working capital of the Company as of the Closing Date, each in accordance with Exhibits "A" and "B" attached hereto indicating whether an adjustment is due pursuant to either section 1.2.2 or 1.2.3, or both (the "Purchaser's Calculation"). If the Seller (within thirty days of receiving the Purchaser's Calculation") disagrees with the Purchaser's Calculation, then the Parties will mutually agree on the prompt engagement of an independent accounting firm to review the financial condition of the Company as of the Closing in accordance with GAAP, on a basis consistent with the Financial Statements. Within forty-five (45) days after the matter is referred to the accounting firm, the accounting firm will prepare and deliver a report to all parties which will detail whether a Purchase Price adjustment is necessary. The report will be final and binding on both parties, absent fraud or clear error. The Parties shall each bear one-half of the fees and expenses if an independent accounting firm is engaged pursuant to this section 1.2.5.

         1.3 Closing. The Closing (the "Closing") of the purchase and sale of the Purchased Stock will take place at the offices of Sayles & Lidji, Dallas, Texas on the later of:

                  1.3.1 at 10:00 A.M. on March 31, 2000;

                  1.3.2 or at such other time as Purchaser and the Sellers shall mutually agree (the "Closing Date").

         1.4 Payment of Purchase Price. At the Closing, Purchaser will pay the sum of $18,000,000.00, less the balance of the Intercompany Indebtedness paid by Purchaser as of the Closing Date, to the Sellers by wire transfer to such account(s) as the Sellers may direct by written notice delivered to Purchaser by the Sellers at least three (3) days before the Closing Date, and pay the balance due under the Intercompany Indebtedness directly to Cement Dan, Inc. and Agg-Dale, Inc. Simultaneously, the Sellers will sell and convey to Purchaser the Purchased Stock and the Real Estate Assets free and clear of all Liens, except for any Permitted Encumbrances, by delivering to Purchaser a stock certificate(s), registered in the name of Purchaser, representing the Purchased Stock, along with general warranty deeds conveying title to the Real Estate Assets. At the Closing, the parties shall also deliver the opinions, certificates, contracts, documents and instruments to be delivered pursuant to this Agreement.

         1.5      Post Closing Payment.

                  1.5.1 If the Sellers agree with the Purchaser's Calculation, then within twenty (20) days after delivery of the Purchaser's Calculation, and if the Purchaser's Calculation indicates that an upward adjustment is appropriate, the Purchaser will deliver to the Sellers cash in the amount of the indicated adjustment.

                  1.5.2 If the Sellers disagree with the Purchaser's Calculation then, within twenty (20) days after delivery of the report by the independent accounting firm, referred to in Section 1.2.5, and if the report indicates that an upward adjustment is appropriate, the Purchaser will deliver to the Sellers cash in the amount of the adjustment specified in the report, absent fraud or clear error.

                  1.5.3 If the Purchaser's Calculation, or the independent accounting firm's report, indicates that an upward adjustment is appropriate, the Purchaser shall pay the Sellers interest, at the rate of eight percent (8%) per annum, on the principal amount of the upward adjustment for the period from the Closing Date until the payment is made, if made within the twenty (20) day period referred to in Sections 1.5.1 and 1.5.2, as the case may be, and at the rate of twelve percent (12%) per annum thereafter until paid.

         1.6 Sellers and Purchaser covenant and agree to act and cooperate with each other in good faith in giving reasonable notice to all of the employees of the Company (the "Company's Employees") about the transaction contemplated in this Agreement affecting them; provided the form and content thereof is reasonably satisfactory to Sellers and Purchaser. Purchaser covenants and agrees to offer, or continue, at-will employment by the Company, on whatever terms and conditions and for whatever time period and positions as Purchaser may elect, in its sole discretion, to as many of the Company's Employees as deemed practicable by Purchaser following the Closing, provided that the number of the Company's Employees who are not offered employment shall be less than 15 persons.
Purchaser agrees to honor any accrued, but unused vacation earned by those of the Company's Employees hired by the Purchaser on the Closing Date. Purchaser agrees that as to any of the Company's Employees hired by the Purchaser at the Closing, such employees shall be given credit by Purchaser for time in service with the Company under plans granting additional benefits for time in services (such as increased vacation, faster vesting, etc.)

                                   ARTICLE II

2        REPRESENTATIONS AND WARRANTIES OF THE SELLERS

         Daniel    Andrew    Smith   and   Dale   Wayne   Smith   (the   "Seller
Representatives"), to their best knowledge, hereby represent and warrant to Purchaser as follows:

         2.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Texas and has full corporate power and authority to conduct its business as and to the extent now conducted and to own, use and lease its Assets. The Company is duly qualified, licensed or admitted to do business and is in good standing in each jurisdiction in which the ownership, use or leasing of its Assets, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except for such failures to be so qualified, licensed or admitted and in good standing which, individually or in the aggregate, (i) are not having and could not be reasonably expected to have a material adverse effect on the business or condition of the Company and (ii) could not be reasonably expected to have a material adverse effect on the validity or enforceability of this Agreement or any other agreement to which it is a party or on the ability of the Sellers or the Company to perform their obligations hereunder or thereunder. The Sellers have delivered to Purchaser true and complete copies of the certificate or articles of incorporation and by-laws (or other comparable charter or enabling documents) of the Company, including all amendments thereto effected through the Closing Date.

         2.2 Capital Stock. The Purchased Stock consists of 1,000 shares of common stock, par value $10.00 per share.

The Purchased Stock constitutes all of the issued and outstanding shares of capital stock of the Company. The shares of Purchased Stock are validly issued, fully paid and nonassessable, issued in compliance with all applicable Laws and no additional shares of capital stock have been reserved for issuance. There are no outstanding Options with respect to the stock of the Company or agreements, arrangements or understandings to issue Options with respect to the Company, nor, except as set forth in Section 2.2 of the Disclosure Schedule (the Disclosure Schedule is attached hereto as Exhibit G), are there any preemptive rights or agreements, arrangements or understandings to issue preemptive rights with respect to the issuance or sale of the capital stock of the Company. The Family Limited Partnerships, Dale W. Smith and Danny A. Smith are the record and beneficial owners of all of the shares of Purchased Stock, free and clear of all Liens. The delivery to Purchaser of the certificates representing the Purchased Stock will transfer to Purchaser good and valid title to all shares of the Purchased Stock, free and clear of all Liens and restrictions and after such transfer the Purchased Stock, in the hands of Purchaser, will have been duly authorized, validly issued, fully paid and nonassessable. From and after the Closing, no Seller nor any other Person (other than the Purchaser) will have any rights whatsoever with respect to the Purchased Stock or to any other securities of the Company.

         2.3 Authority Relative to This Agreement. The Sellers have full authority to enter into this Agreement, to perform their obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Sellers and constitutes the legal, valid and binding obligations of the Sellers, enforceable against them in accordance with its terms.

         2.4 Subsidiaries; Company; Business. Section 2.4 of the Disclosure Schedule lists all lines of business in which the Company is participating or engaged or has participated or engaged in the preceding three years. The name of each director and officer of the Company, and the position with the Company held by each, are listed in Section 2.4 of the Disclosure Schedule. The Company holds no equity, partnership, joint venture or other interest in any Person.

         2.5 No Conflicts. The execution and delivery by the Sellers of this Agreement does not, and the consummation of the transactions contemplated hereby will not:

                  2.5.1 conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate or articles of incorporation or by-laws (or other comparable charter or enabling documents) of the Company;

                  2.5.2 subject to obtaining the consents, approvals and actions, making the filings and giving the notices referred to in Section 2.6 below or disclosed in Section 2.6 of the Disclosure Schedule, if any, conflict with or result in a material violation or material breach of any term or provision of any Laws or Order applicable to any of the Sellers or to the Company, or any of their Assets; or

                  2.5.3 except as disclosed in Section 2.5 of the Disclosure Schedule, (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under,
(iii) require any of the Sellers or the Company to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, (iv) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to,
(v) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under, or (vi) result in the creation or imposition of any Lien upon the Company or any of its Assets under, any Contract or License to which any of the Sellers or the Company is a party or by which any of their respective Assets is bound except for such conflicts, violations, breaches, defaults, consents, approvals, actions, filings, notices, terminations, cancellations, accelerations, modifications, additional rights or entitlements or Liens that, individually or in the aggregate, (A) are not having and could not be reasonably expected to have a material adverse effect on the business or condition of the Company, and (B) could not be reasonably expected to have a material adverse effect on the validity or enforceability of this Agreement or on the ability of any of the Sellers or the Company to perform its obligations hereunder.

         2.6 Governmental Approvals and Filings.  Except as disclosed in Section
2.6 of the Disclosure Schedule, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of the Sellers or the Company is required in connection with the execution, delivery and performance of this Agreement or the consummation of transactions contemplated herein.

         2.7 Books and Records. The minute books and other similar records of the Company to be provided to Purchaser upon execution of this Agreement contain a true and complete record, in all material respects, of all action taken by the stockholders, the board of directors and committees of the boards of directors (or other similar governing entities) of the Company.

         2.8 Financial Statements. The Sellers have caused the Company to furnish to Purchaser true and complete copies of (i) the audited financial statements of the Company for the periods ending December 31, 1997, 1998 and 1999 and (ii) unaudited, but reviewed, financial statements of the Company for the period January 1, 2000 through February 29, 2000, along with the related internal balance sheets and statements of operations certified as true and correct by the chief financial officer of the Company. All of these statements, opinions, etc. (collectively referred to herein as the "Financial Statements") are in accordance with the Books and Records of the Company and fairly and accurately present, in all material respects, the financial position of the Company as of the dates thereof, for the periods covered thereby and the results of operations and cash flows of the Company for the periods set forth therein, all in conformity with GAAP, applied on a basis consistent with prior years and present fairly the financial condition of the Company as of the dates set forth thereon, except as specifically noted in the notes thereto, and except for normal adjustments made for interim reporting purposes.

         2.9 Absence of Changes. Since December 31, 1999, there has not been any material adverse change or any event or development, which, individually or together with other such events, could reasonably be expected to result in a material adverse change, in the business or condition of the Company and/or the Real Estate Assets. In addition, except as expressly contemplated hereby and except as disclosed in Section 2.9 of the Disclosure Schedule, there has not occurred since December 31, 1999:

                  2.9.1 any declaration, setting aside or payment of any dividend or other distribution in respect of the capital stock (or other equity interests) of the Company or any direct or indirect redemption, purchase or other acquisition by the Company of any such capital stock (or other equity interests) of the Company;

                  2.9.2 any authorization, issuance, sale or other disposition by the Company of any shares of its capital stock (or other equity interests), or any modification or amendment of any right of any holder of any outstanding shares of capital stock (or other equity interests) of the Company;

                  2.9.3 (i) any increase in salary, rate of commissions or rate of consulting fees of any employee or consultant of the Company, other than in the ordinary course of business; (ii) any payment of consideration of any nature whatsoever (other than salary, commissions or consulting fees paid to any employee or consultant of the Company) to any officer, director, stockholder, employee or consultant of the Company; (iii) any establishment or modification of (A) targets, goals, pools or similar provisions under any Benefit Plan, employment contract or other employee compensation arrangement or (B) salary ranges, increase guidelines or similar provisions in respect of any Benefit Plan, employment contract or other employee compensation arrangement; or (iv) any adoption, entering into, amendment, modification or termination (partial or complete) of any Benefit Plan;

                  2.9.4 (i) incurrences by the Company of Indebtedness, other than in the ordinary course of business or (ii) any voluntary purchase, cancellation, prepayment or complete or partial discharge in advance of a scheduled payment date with respect to, or waiver of any right of the Company under, any Indebtedness of or owing to the Company;

                  2.9.5 any physical damage, destruction or other casualty loss (whether or not covered by insurance) affecting any of the Assets of the Company and/or the Real Estate Assets in an aggregate amount exceeding $10,000;

                  2.9.6 any write-off or write-down of or any determination to write off or write down any of the Assets of the Company and/or the Real Estate Assets, other than write-offs and/or write-downs of accounts receivable or inventory in the ordinary course of the Company's business;

                  2.9.7 any purchase of any Assets of any Person or disposition of, or incurrence of a Lien on, any Assets, other than acquisitions or dispositions of inventory in the ordinary course of business by the Company consistent with past practice;

                  2.9.8 other than in the ordinary course of business, any entering into, amendment, modification, termination (partial or complete) or granting of a waiver under or giving any consent with respect to (i) any Contract which is required (or had it been in effect on the date hereof would have been required) to be disclosed in the Disclosure Schedule pursuant to
Section 2.18.1, (ii) any License held by the Company, or (iii) any intellectual property rights owned by the Company;

                  2.9.9 other than in the ordinary course of business, any capital expenditures or commitments for additions to property, plant or equipment of the Company constituting capital assets in an aggregate amount exceeding $10,000;

                  2.9.10 any commencement, termination or change by the Company of any line of business;

                  2.9.11 any transaction by the Company with any of its officers, directors, stockholders or Affiliates, other than pursuant to a Contract or arrangement in effect on December 31, 1999 and disclosed to Purchaser pursuant to Section 2.18.1 or other than pursuant to any Contract of employment and listed pursuant to Section 2.18.1 of the Disclosure Schedule;

                  2.9.12 any entering into of an agreement to do or engage in any of the foregoing, including without limitation with respect to any merger, sale of substantially all assets or other business combination not otherwise restricted by the foregoing paragraphs; or

                  2.9.13 any change in the accounting methods or procedures of the Company or any other transaction involving or development affecting the Company outside the ordinary course of business.

         2.10 No Undisclosed Liabilities. Except as reflected or reserved against in the December 31, 1999 balance sheet included in the Financial Statements or as disclosed in Section 2.10 of the Disclosure Schedule, the Company has no Liabilities, nor are there any Liabilities relating to or affecting the Company or any of its Assets and/or the Real Estate Assets other than Liabilities incurred in the ordinary course of the Company's business since December 31, 1999.

         2.11     Taxes.

                  2.11.1 Except as disclosed in Section 2.11 of the Disclosure Schedule, all Tax Returns required to have been filed by or with respect to the Company and/or the Real Estate Assets with any Taxing Authority have been duly and timely filed, and each such Tax Return correctly and completely reflects the income, franchise or other Tax liability and all other information required to be reported thereon. The Company is not and has never been a member of any affiliated, combined, consolidated, unitary or similar group with respect to the filing of tax returns or otherwise with respect to any Taxing Authority. All Taxes that are due and payable by the Company and/or related to the Real Estate Assets (whether or not shown on any Tax Return) have been paid for all periods up to and including December 31, 1999. All monies required to be withheld by the Company from employees, independent contractors, creditors or other third parties for Taxes have been collected or withheld, and either duly and timely paid to the appropriate Taxing Authority or (if not yet due for payment) set aside in accounts for such purposes. The Company has no liability for Taxes for any Person other than the Company (i) solely as a present or former member of a consolidated group, (ii) as a transferee or successor, (iii) by Contract or (iv) otherwise.

                  2.11.2 The provisions for current Taxes in the Financial Statements are sufficient for the payments of all accrued and unpaid Taxes not yet due and payable as of their dates, whether or not disputed. As of the Closing Date, such provisions, as adjusted for the passage of time through the Closing Date, will be sufficient for the then-accrued and unpaid Taxes not yet due and payable of the Company.

                  2.11.3 Neither the Sellers nor the Company are a party to any agreement extending, or having the effect of extending, the time within which to file any Tax Return or the period of assessment or collection of any Taxes. Neither the Sellers nor the Company have received any written ruling of a Taxing Authority related to Taxes or entered into any written and legally binding agreement with a Taxing Authority relating to Taxes.

                  2.11.4 No Taxing Authority is now asserting or threatening to assert against the Company or any Seller any deficiency, claim or liability for additional Taxes or any adjustment of Taxes, and there is no reasonable basis for any such assertion of which any of the Sellers or the Company is or reasonably should be aware. No issues have been raised in any examination by any Taxing Authority with respect to the Company and/or the Real Estate Assets which, by application of similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so examined. The federal income Tax Returns of the Company disclose (in accordance with Section 6662(d)(2)(B) of the Code) all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of section 6662(d) of the Code. No claim has ever been made by any Taxing Authority in a jurisdiction in which the Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. Section 2.11 of the Disclosure Schedule lists all federal, state, local and foreign income Tax Returns filed by or with respect to the Company for all taxable periods ended on or after December 31, 1996, indicates those Tax Returns, if any, that have been audited, and indicates those Tax Returns that currently are the subject of audit. The Sellers have delivered to Purchaser complete and correct copies of all federal, state, local and foreign income Tax Returns filed by or with respect to, and all Tax examination reports and statements of deficiencies assessed against or agreed to by, the Company since January 1, 1997. There are no Liens for Taxes upon the Assets of the Company and/or the Real Estate Assets, except for statutory liens for current taxes not yet due, but which have been accrued for on the Books and Records of the Company.

                  2.11.5 Except as disclosed in Section 2.11 of the Disclosure Schedule, the Company is not (i) a party to or bound by any obligations under any tax sharing, tax indemnity or similar agreement or arrangement, (ii) subject to any election under sections 338(e) or 341(f) of the Code or the regulations thereunder, (iii) required to make, or reasonably expects that it might have to make, any adjustment under section 481 of the Code (or any comparable provision of state, local or foreign law) by reason of a change in accounting method or otherwise, (iv) subject to any agreement or arrangement that could result separately or in the aggregate in the payment of any "excess parachute payments" within the meaning of section 280G of the Code, (v) and at no time has ever been, a "United States real property holding corporation" within the meaning of section 897(c)(2) of the Code, (vi) a party to any "safe harbor lease" that is subject to the provisions of section 168(f)(8) of the Internal Revenue Code as in effect prior to the Tax Reform Act of 1986 or to any "long-term contract" within the meaning of section 460 of the Code, (vii) a party to any joint venture, partnership or other arrangement that is treated as a partnership for federal income Tax purposes, or (viii) nor has it ever been, a member of any affiliated, consolidated, combined, unitary or similar group for any Tax purpose.

         2.12     Legal Proceedings.

                  2.12.1 Except as disclosed in Section 2.12 of the Disclosure Schedule (with paragraph references corresponding to those set forth below):

                           2.12.1.1 there are no Actions or Proceedings  pending
or, to the knowledge of the Seller Representatives, threatened against, relating to or affecting the Company, or any of its Assets and/or the Real Estate Assets which (A) could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal any of the transactions contemplated by this Agreement or otherwise result in a material diminution of the benefits contemplated by this Agreement to Purchaser, or (B) if determined adversely to the Company or the Sellers, could reasonably be expected to result in (x) any injunction or other equitable relief against the Company or the Sellers, or (y) Losses by the Company, individually or in the aggregate with Losses in respect of other such actions or proceedings, exceeding $10,000;

                           2.12.1.2 there are no facts or circumstances known to
the Seller Representatives that could reasonably be expected to give rise to any action or proceeding that would be required to be disclosed pursuant to clause
2.12.1.1 above;

                           2.12.1.3  neither  the  Sellers  nor the  Company has
received notice, or is aware of any Orders or lawsuits outstanding against the Company and/or related to the Real Estate Assets; and

                           2.12.1.4  neither  the  Sellers  nor the  Company has
received notice or are the Seller Representatives aware of any defects, dangerous or substandard conditions in the products or materials manufactured, sold, distributed, or to be manufactured, sold or distributed by the Company that could cause bodily injury, sickness, disease, death, or damage to property, or result in loss of use of property, or any claim, suit, demand for arbitration or notice seeking damages for bodily injury, sickness, disease, death, or damage to property, or loss of use of property.

                  2.12.2 Prior to the execution of this Agreement, the Sellers and the Company have delivered all responses of counsel for the Company to auditors' requests for information regarding actions or proceedings pending or threatened against, relating to or affecting the Company and/or related to the Real Estate Assets during the period from January 1, 1996 to the date hereof
Section 2.12 of the Disclosure Schedule sets forth all Actions or Proceedings relating to or affecting the Company or its Assets during the period commencing January 1, 1996 prior to the date hereof.

         2.13  Compliance  with Laws and Orders.  Except as disclosed in Section
2.13 of the Disclosure Schedule, neither the Sellers nor the Company has received at any time since January 1, 1996 any notice that the Company is or has been at any time since such date, in violation of or in material default under, any Law or Order applicable to the Company or any of its Assets and/or the Real Estate Assets. In furtherance and not limitation of the foregoing, neither the Sellers nor the Company has violated any federal or state securities law in connection with the offer, sale or purchase of any securities.

         2.14 Benefit Plans; ERISA. All Benefit Plans maintained by the Company are listed in Section 2.14 of the Disclosure Schedule, and copies of all documentation relating to such Benefit Plans have been delivered or made available to Purchaser (including copies of written Benefit Plans, written descriptions of oral Benefit Plans, the latest summary plan descriptions, trust agreements, the three most recent annual returns, employee communications during the last three years, and IRS determination letters). Except as disclosed in
Section 2.14 of the Disclosure Schedule:

                  2.14.1 each Benefit Plan, and the administration thereof, complies in all material respects, and has at all times complied in all material respects, with the requirements of all applicable Law, including ERISA and the Code, and each Benefit Plan intended to qualify under section 401(a) of the Code has at all times since its adoption been so qualified, and each trust which forms a part of any such plan has at all times since its adoption been tax-exempt under section 501(a) of the Code, except where any such noncompliance could not result in a material adverse change in the financial condition of the Company;

                  2.14.2 no Benefit Plan has incurred any "accumulated funding deficiency" within the meaning of section 302 of ERISA or section 412 of the Code;

                  2.14.3 no direct, contingent or secondary liability has been incurred or is expected to be incurred by the Company under Title IV of ERISA to any party with respect to any Benefit Plan, or with respect to any other Plan presently or heretofore maintained or contributed to by any ERISA affiliate;

                  2.14.4 the "amount of unfunded benefit liabilities" within the meaning of section 4001(a)(18) of ERISA does not exceed zero with respect to any Benefit Plan subject to Title IV of ERISA;

                  2.14.5 no "reportable event" (within the meaning of section 4043 of ERISA) has occurred with respect to any Benefit Plan or any Plan maintained by an ERISA affiliate since the effective date of said section 4043;

                  2.14.6 no Benefit Plan is a multiemployer plan within the meaning of section 3(37) of ERISA;

                  2.14.7 Neither the Company nor any ERISA affiliate has incurred any material liability for any Tax imposed under section 4971 through 4980B of the Code or civil liability under section 502(i) or (l) of ERISA;

                  2.14.8 no benefit under any Benefit Plan,  including,  without limitation,  any  severance or  parachute  payment  plan or  agreement,  will be established or become accelerated, vested or payable by reason of any transaction contemplated under this Agreement;

                  2.14.9 no Tax has been incurred under section 511 of the Code with respect to any Benefit Plan (or trust or other funding vehicle pursuant thereto);

                  2.14.10 no Benefit Plan provides health or death benefit coverage beyond the termination of an employee's employment, except as required by Part 6 of Subtitle B of Title I of ERISA or section 4980B of the Code or any state laws requiring continuation of benefits coverage following termination of employment;

                  2.14.11 no suit, actions or other litigation (excluding claims for benefits incurred in the ordinary course of plan activities) have been brought or, to the knowledge of either Seller Representative, threatened against or with respect to any Benefit Plan and there are not facts or circumstances known to either Seller Representative that could reasonably be expected to give rise to any such suit, action or other litigation; and

                  2.14.12 all contributions to Benefit Plans that were required to be made under such Benefit Plans have been made, and all benefits accrued under any unfunded Benefit Plan have been paid, accrued or otherwise adequately reserved in accordance with GAAP, all of which accruals under unfunded Benefit Plans are as disclosed in Section 2.14 of the Disclosure Schedule, and the Company has performed all material obligations required to be performed under all Benefit Plans.

         2.15     Real Property.

                  2.15.1 Section 2.15.1 of the Disclosure Schedule contains a true and correct list of (i) each parcel of real property owned (the "Owned Real Property") by the Company, (ii) each parcel of real property leased or subleased or otherwise occupied by the Company as tenant or subtenant (the "Leased Real Property"; together with the Owned Real Property, the "Real Property") together with a true and correct list of all such leases, subleases or other similar agreements and any amendments, modifications or extensions thereto (the "Real Property Leases"), and (iii) all Liens relating to or affecting any parcel of Real Property, in each case identifying the owner, lessor and lessee thereof.

                  2.15.2   The Company does not have any Owned Real Property.

                  2.15.3 The Family Trusts have good and marketable title to the Real Estate Assets, free and clear of all Liens, other than as specifically listed in Section 2.15.3 of the Disclosure Schedule.

                  2.15.4 Subject to the terms of its leases, the Company has a valid and subsisting leasehold estate in and the right to quiet enjoyment to the Leased Real Property for the full term of the lease thereof. Each Real Property Lease is a legal, valid and binding agreement, enforceable in accordance with its terms, of the Company and of each other Person that is a party thereto, and except as set forth in Section 2.15.3 of the Disclosure Schedule, there is no, and neither of the Seller Representatives have knowledge of any, or is aware of either the Company or the Sellers having received any notice of any uncured default (or any condition or event which, after notice or lapse of time or both, would constitute a default) thereunder. The Company has not assigned, sublet, transferred, hypothecated or otherwise disposed of its interest in any Real Property Lease. No penalties are accrued and unpaid under any Real Property Lease.

                  2.15.5 The Sellers shall deliver to Purchaser upon the execution of this Agreement true and complete copies of all (i) title policies, mortgages, deeds of trust, deeds, leases, easements, restrictive covenants, certificates of occupancy, and similar documents, and all amendments thereto concerning the Owned Real Property and/or the Real Estate Assets, and (ii) Real Property Leases and, to the extent reasonably available, all other documents referred to in clause (i) of this paragraph with respect to the Leased Real Property.

                  2.15.6 Except as disclosed in Section 2.15.6 of the Disclosure Schedule, the improvements on the Real Property and the Real Estate Assets are in good operating condition and in a state of good maintenance and repair, ordinary wear and tear excepted, are adequate and suitable for the purposes for which they are presently being used and, to the knowledge of the Seller Representatives, there are no condemnation or appropriation proceedings pending or threatened against Real Property and/or the Real Estate Assets or the improvements thereon.

                  2.15.7 The Seller Representatives have no knowledge of any claim, action or proceeding, actual or threatened, against the Company, the Real Property and/or the Real Estate Assets by any Person which would materially affect the future use, occupancy or value of the Real Property or any part thereof.

         2.16 Tangible Personal Property. The Company is in possession of and has good and marketable title to, or has valid leasehold interests in or valid rights under contract to use, all tangible personal property used in the conduct of its business, including all tangible personal property reflected on the Financial Statements and tangible personal property acquired since December 31, 1999 other than property disposed of since such date in the ordinary course of business consistent with past practice and the terms of this Agreement. All such tangible personal property is free and clear of all Liens, other than Liens disclosed in Section 2.16 of the Disclosure Schedule, and, as of the Closing Date, is adequate and suitable for the conduct by the Company of the business presently conducted by it, and is in good working order and condition, ordinary wear and tear excepted, and its use complies in all material respects with all applicable Laws.

         2.17 Intellectual Property Rights. The Company has interests in or uses only the intellectual property described in Section 2.17 of the Disclosure Schedule. The Company either has all right, title and interest in or a valid and binding license to use such intellectual property. No other intellectual property is used in or necessary to the conduct of the business of the Company. All registrations, pending applications, registered rights and executed agreements related to intellectual property are listed in Section 2.17 of the Disclosure Schedule. Except as disclosed therein, (i) the Company has the right to use the intellectual property described therein, (ii) all registrations on behalf of the Company with and applications to Governmental or Regulatory Authorities in respect of such intellectual property are valid and in full force and effect and are not subject to the payment of any Taxes or maintenance fees or the taking of any other actions by the Company to maintain their validity or effectiveness, (iii) all copyrightable materials used by the Company are works-for-hire and are owned by the Company, (iv) there are no restrictions on the direct or indirect transfer of any License, or any interest therein, held by the Company in respect of such intellectual property, (v) the Sellers have delivered, or caused the Company to deliver, to Purchaser prior to the execution of this Agreement documentation with respect to any invention, process, design, computer program or other know-how or trade secret included in such intellectual property, which documentation is accurate and complete and sufficient in detail and content to identify and explain such invention, process, design, computer program or other know-how or trade secret, (vi) the Sellers and the Company have taken reasonable security measures to protect the secrecy, confidentiality and value of their trade secrets, (vii) neither the Sellers nor the Company is or has received any notice that it is in default (or with the giving of notice or lapse of time or both, would be in default) under any License to use such intellectual property and (viii) the Seller Representatives have no knowledge that such intellectual property is being infringed by any other Person. To the knowledge of the Seller Representatives, neither the Company nor any Seller is infringing any intellectual property of any Person, and no litigation is pending and no claim has been made or, to the knowledge of the Seller Representatives, has been threatened to such effect.

         2.18     Contracts.

                  2.18.1 Section 2.18.1 of the Disclosure Schedule contains a true and complete list of every Contract or other arrangements (true and complete copies, or, if none, reasonably complete and accurate written descriptions of which, together with all amendments and supplements thereto and all waivers of any terms thereof, of which have been delivered to Purchaser prior to the execution of this Agreement), to which the Company is a party, a guarantor or by which any of its Assets and/or the Real Estate Assets is bound, and which have a term of more than one year or require the Company to pay more than 10,000.00 thereunder.

                  2.18.2 Each Contract disclosed in Section 2.18.1 of the Disclosure Schedule is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms, of each party thereto; and except as disclosed in Section 2.18.2 of the Disclosure Schedule, neither the Company nor, to the knowledge of the Seller Representatives, any other party to such Contract is, or has received notice that it is, in violation or breach of or default under any such Contract (or with notice or lapse of time or both, would be violation or breach of or default under any such Contract).

                  2.18.3 Except as disclosed in Section 2.18.3 of the Disclosure Schedule, the Company is not a party to or bound by any Contract that has been or could reasonably be expected to be, individually or in the aggregate with any other such Contracts, materially adverse to the business or condition of the Company.

                  2.18.4 To the extent any of the guaranties for the benefit of the Company or any of its Assets are not integrated with Contracts disclosed in
Section 2.18.1 to the Disclosure Schedule, each such guaranty is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms, of each party thereto; and neither the guarantor thereunder nor, to the knowledge of the Seller Representatives or any other party to such guaranty, has any party thereto received notice that it is, in violation or breach of or default under any such guaranty (or with notice or lapse of time or both, would be in violation or breach of default under any such guaranty).

         2.19 Licenses. Section 2.19 of the Disclosure Schedule contains a true and complete list of all Licenses used in and material to the business or operations of the Company, setting forth the owner, the function and the expiration and renewal date of each. Prior to the execution of this Agreement, the Sellers or the Company have delivered to Purchaser true and complete copies of all such Licenses. Except as disclosed in Section 2.19 of the Disclosure
Schedule:

                  2.19.1 the Company owns or validly holds all Licenses that are material to its respective business or operations;

                  2.19.2 each license  listed in Section 2.19 of the  Disclosure
Schedule is valid, binding and in full force and effect;

                  2.19.3 neither the Sellers nor the Company is, or has received any notice that it is in default (or with the giving of notice of lapse of time or both, would be in default) under any such License; and

                  2.19.4 the transactions contemplated in this Agreement will not violate any such License or give any other party thereto rights to terminate the License or change the material terms thereof.

         2.20 Insurance. Section 2.20 of the Disclosure Schedule contains a true and complete list (including the names of the insurers, the expiration dates thereof, the period of time covered thereby and a brief description of the interests insured thereby) of all liability, property, workers' compensation, directors' and officers' liability and other insurance policies currently in effect that insure the business, operations or employees of the Company or affect or relate to the ownership, use or operation of any of the Assets of the Company and that (i) have been issued to the Company, or (ii) have been issued to any Person (other than the Company) for the benefit of the Company. Each policy listed in Section 2.20 of the Disclosure Schedule is valid and binding and in full force and effect, all premiums due thereunder have been paid when due and neither the Sellers nor the Company or the Person to whom such policy has been issued has received any notice of cancellation or termination in respect of any such policy or is in default thereunder, and the Company does not know of any reason or state of facts that could lead to the cancellation of such policies. With the exception of life insurance policies that insure employees of the Company, the insurance policies listed in Section 2.20 of the Disclosure Schedule (i) in light of the business, operations and Assets of the Company are in amounts and have coverages that are reasonable and customary for Persons engaged in such businesses and operations and having such Assets and (ii) are in amounts and have coverages as required by any Contract to which the Company is a party. Section 2.20 of the Disclosure Schedule contains a list of all claims made under any insurance policies covering the Company since January 1, 1996 which were in excess of $25,000.00. Neither the Sellers nor the Company have received notice that any insurer under any policy referred to in this Section is denying liability with respect to a claim thereunder or defending under a reservation of rights clause. Since January 1, 1996, the Company has maintained, in light of its business, location, operations and Assets, at all times, without interruption appropriate insurance, in scope and amount of coverages that are reasonable and customary for Persons engaged in such business and operations and having such Assets.

         2.21 Affiliate Transactions. Except as disclosed in Section 2.21 of the Disclosure Schedule, there are no Liabilities between the Company and any current or former officer, director, stockholder, Affiliate of the Company or any Affiliate of any such officer, director, stockholder or Affiliate, and the Company does not provide or cause to be provided any assets, services or facilities to any such current or former officer, director, stockholder or Affiliate.

         2.22 Employees; Labor Relations. The Company is not engaged in any unfair labor practice. There is (i) no unfair labor practice complaint pending or, to the knowledge of the Seller Representatives, threatened against the Company before the National Labor Relations Board or comparable or similar state agency, and no grievance or arbitration proceeding arising out of under collective bargaining agreements is so pending or, to the knowledge of the Seller Representatives, threatened against the Company, (ii) no strike, labor dispute, slowdown or stoppage pending or, to the knowledge of the Seller Representatives, threatened against the Company, and (iii) no union representation question exists with respect to the employees of the Company or, to the knowledge of the Seller Representatives, no union organization activities are taking place.

         2.23     Environmental Matters.

                  2.23.1 The Company has obtained and holds all necessary Environmental Permits.

                  2.23.2 Except as disclosed in Section 2.23.2 of the Disclosure
Schedule:

                           2.23.2.1 The Company is in full  compliance  with and
is not in material violation of or liable under any Environmental Law. Neither the Sellers nor the Company has any basis to expect, nor has any of them or any other Person for whose conduct they may be held to be responsible received, any actual or threatened Order, notice, or other communication from (A) any Governmental Body or private citizen acting in the public interest, or (B) the current or prior owner or operator of any Facilities, of any actual or potential material violation or failure to comply with any Environmental Law, or of any actual or threatened obligation to undertake or bear the cost of any Environmental, Health, and Safety Liabilities with respect to any of the Facilities or any other properties or assets (whether real, personal, or mixed, including, but not limited to the Real Estate Assets) in which the Company has had an interest, or with respect to any property or Facility at or to which Hazardous Materials were generated, manufactured, refined, transferred, imported, used, or processed by the Company or any other Person for whose conduct they are or may be held responsible, or from which Hazardous Materials have been transported, treated, stored, handled, transferred, disposed, recycled, or received.

                           2.23.2.2 There are no pending or, to the knowledge of
the Seller Representatives, threatened claims, encumbrances, or other restrictions of any nature, resulting from any Environmental, Health, and Safety Liabilities or arising under or pursuant to any Environmental Law, with respect to or affecting any of the Facilities or any other properties and assets (whether real, personal, or mixed) in which the Sellers or the Company has or had an interest.

                           2.23.2.3 The Seller Representatives have no knowledge
of or any basis to expect that either the Sellers or the Company or any other Person for whose conduct they are or may be held responsible received any citation, directive, inquiry, notice, Order, summons, warning, or other communications that relates to Hazardous Activity, Hazardous Materials, or any alleged, actual, or potential violation or failure to comply with any Environmental Law, or of any Environmental, Health, and Safety Liabilities with respect to any of the Facilities or any other Assets in which the Company had an interest, or with respect to any Facility to which Hazardous Materials generated, manufactured, refined, transferred, imported, used, or processed by the Sellers, the Company, or any other Person for whose conduct either the Sellers or the Company are or may be held responsible, have been transported, treated, stored, handled, transferred, disposed, recycled, or received.

                           2.23.2.4  Neither  the  Company,  the Sellers nor any
other  Person  for whose  conduct  it or they may be held  responsible,  has any material Environmental, Health, and Safety Liabilities with respect to the Facilities, any other Assets and/or the Real Estate Assets (whether real, personal, or mixed) in which the Company or the Sellers (or any predecessor thereof), has or had an interest, or at any property geologically or hydrologically adjoining the Facilities or any such Assets.

                  2.23.3 There are no Hazardous Materials present on or in the Environment at the Real Estate Assets, the Facilities or at any geologically or hydrologically adjoining property, including any Hazardous Materials contained in barrels, above or underground storage tanks, landfills, land deposits, dumps, equipment (whether moveable or fixed) or other containers, either temporary or permanent, and deposited or located in land, water, sumps, or any other part of the Facilities and/or the Real Estate Assets or such adjoining property, or incorporated into any structure therein or thereon. Neither the Company nor any other Person for whose conduct it may be held responsible, or any other Person, has permitted or conducted, or is aware of, any Hazardous Activity conducted with respect to the Facilities or any other properties or assets (whether real, personal, or mixed) in which the Sellers or the Company has or had an interest except in full compliance with all applicable Environmental Laws.

                  2.23.4 There has been no Release or, to the knowledge of the Seller Representatives, any threat of Release of any Hazardous Materials at or from the Facilities, the Real Estate Assets or at any other locations where any Hazardous Materials were generated, manufactured, refined, transferred, produced, imported, used, or processed from or by the Facilities, the Real Estate Assets, or from or by any other properties and assets (whether real, personal, or mixed) in which the Company has or had an interest, or any geologically or hydrologically adjoining property.

                  2.23.5 The Sellers have delivered to Purchaser true and complete copies and results of any reports, studies, analyses, tests, and monitoring possessed or initiated by the Sellers or the Company pertaining to Hazardous Materials or Hazardous Activities in, on, or under the Facilities and/or the Real Estate Assets, or concerning compliance by the Sellers, the Company or any other Person for whose conduct it or they are or may be held responsible, with Environmental Laws.

                  2.23.6 There are no Liens arising under or pursuant to any Environmental Law on any Owned Real Property, Leased Real Property and/or the Real Estate Assets and there are no facts, circumstances, or conditions that could reasonably be expected to restrict, encumber, or result in the imposition of special conditions that could reasonably be expected to restrict, encumber, or result in the imposition of special conditions under any Environmental Law with respect to the ownership, occupancy, development, use, or transferability of any Real Property and/or the Real Estate Assets.

                  2.23.7 There are no (i) underground storage tanks, active or abandoned, (ii) polychlorinated biphenyl containing equipment, or (iii) asbestos containing material, at any Real Property.

                  2.23.8 There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by, on behalf of, or which are in the possession of the Sellers or the Company with respect to any Asset of, or property that is adjacent to an Asset of the Company or the Real Estate Assets which have not been delivered to Purchaser prior to execution of this Agreement.

         2.24 Substantial Customers and Suppliers. Section 2.24.1 of the Disclosure Schedule lists the ten (10) largest customers of the Company on the basis of revenues for goods sold or services provided for the twelve month period ending December 31, 1999. Section 2.24.2 of the Disclosure Schedule lists the ten (10) largest suppliers of the Company on the basis of cost of goods or services purchased during the twelve month period ending December 31, 1999. Except as disclosed in Section 2.24.3 of the Disclosure Schedule, to the knowledge of the Seller Representatives, no such customer or supplier is insolvent or threatened with bankruptcy or insolvency.

         2.25 Accounts Receivable. Except as set forth in Section 2.25 of the Disclosure Schedule, the accounts and notes receivable of the Company reflected on the balance sheets included in the Financial Statements for the period ended December 31, 1999, and all accounts and notes receivable arising subsequent to such date, (i) arose from bona fide sales transactions in the ordinary course of business consistent with past practice and are payable on ordinary trade terms,
(ii) are legal, valid and binding obligations of the respective debtors enforceable in accordance with their respective terms, (iii) are not subject to any valid set-off or counterclaim, (iv) do not represent obligations for goods sold on consignment, on approval or on a sale-or-return basis or subject to any other repurchase or return arrangements, and (v) are not subject of any Actions or Proceedings brought by or on behalf of the Company. Section 2.25 of the Disclosure Schedule sets forth (x) a description of any security arrangements and collateral securing the repayment or other satisfaction of receivables of the Company and (y) all jurisdictions in which the records relating to accounts and notes receivable are located.

         2.26 Other Negotiations; Brokers. Neither the Sellers, nor the Company, nor any of their respective Affiliates (nor any investment banker, financial advisor, attorney, accountant or other Person retained by or acting for or on behalf of the Sellers or the Company or any such Affiliate) have entered into any agreement or had any discussions with any third party regarding any transaction involving the Company which could result in the Company, Purchaser or its stockholders, or any officer, director, employee, agent or Affiliate of any of them, being subject to any claim for liability to said third party as a result of entering into this Agreement or consummating the transactions contemplated hereby or thereby. No agent, broker, finder, investment banker, financial advisor or other Person will be entitled to any fee, commission or other compensation in connection with the transactions contemplated by this Agreement on the basis of any act or statement made by the Sellers, the Company or any of their respective Affiliates, or any investment banker, financial advisor, attorney, accountant or other Person retained by or acting for or on behalf of the Sellers, the Company, or any such Affiliate.

         2.27 Holding Company Act and Investment Company Act Status. The Company is not a "holding company" or a "public utility company" as such terms are defined in the Public Utility Company Act of 1935, as amended. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         2.28 Bank and Brokerage Accounts. Section 2.28 of the Disclosure Schedule sets forth (a) a list of the names and locations of all banks, securities brokers and other financial institutions at which the Company has an account or safe deposit box or maintains a banking, custodial, trading or other similar relationship; and (b) a true and complete list and description of each such account, box and relationship, indicating in each case the account number and the names of all persons having signatory power and respect thereto.

         2.29 Exemption from Registration. The offer and sale of the Purchased Stock made pursuant to this Agreement are exempt from the registration requirements of the Securities Act. Neither any the Sellers, nor the Company nor any Person authorized to act on behalf of any of the foregoing has, in connection with the offering of the Purchased Stock, engaged in (i) any form of general solicitation or general advertising (as those terms are used within the meaning of Rule 501(c) under the Securities Act), (ii) any action involving a public offering within the meaning of section 4(2) of the Securities Act, or
(iii) any action that would require the registration under the Securities Act of the offering and sale of the Purchased Stock pursuant to this Agreement or that would violate applicable state securities or "blue sky" laws.

         2.30 Disclosure. The representations and warranties contained in this Agreement, and the statements contained in the Disclosure Schedule or in the certificates, lists and other writings furnished to Purchaser pursuant to any provision of this Agreement (including the Financial Statements), when taken together, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements herein and therein, in the light of the circumstances under which they were made, not misleading.

         2.31 Survival of Representations, Warranties, Covenants and Agreements. Even though the Purchaser may investigate the affairs of the Company and attempt to confirm the accuracy of the representations and warranties of the Seller Representatives, the Purchaser, nonetheless, shall have the right to rely fully upon the representations, warranties, covenants and agreements of the Sellers contained in this Agreement. All such representations, warranties, covenants and agreements will survive the Closing, except as limited by the provisions of
Article VII hereof.

         2.32 Disclaimer of Warranties. Except for the representations and warranties given or made by the Seller Representatives in this Agreement, and/or given or made in any other document, instrument or agreement executed by the Sellers, or any of them, pursuant to this Agreement, the Seller Representatives hereby disclaim any and all implied representations and warranties with respect to the Sellers, the Company, the Purchased Stock and the Real Estate Assets.

                                   ARTICLE III

3        REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser, to its best knowledge, represents and warrants to the Sellers as follows:

         3.1 Organization and Qualification. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the state of Utah. Purchaser is duly qualified, licensed or admitted to do business and is in good standing in each jurisdiction in which the ownership, use or leasing of its Assets, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except for such failures to be so qualified, licensed or admitted and in good standing which, individually or in the aggregate, could not be reasonably expected to have a material adverse effect on the validity or enforceability of this Agreement or on the ability of Purchaser to perform its obligations hereunder or thereunder.

         3.2 Authority Relative to this Agreement. Purchaser has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated hereby have been duly and validly approved by its board of directors and no other corporate proceedings on the part of Purchaser or its stockholders are necessary to authorize the execution, delivery and performance of this Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms.

         3.3 No Conflicts. The execution and delivery by Purchaser of this Agreement does not, and the performance by Purchaser of its obligations under this Agreement and the consummation of the transactions contemplated hereby, do not and will not:

                  3.3.1 conflict or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or by-laws of Purchaser;

                  3.3.2 subject to obtaining the consents, approvals and actions, making the filings and giving the notices disclosed in Section 3.4 of the Disclosure Schedule, if any, conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to Purchaser or its Assets and Properties; or

                  3.3.3 except as disclosed in Section 3.3.3 of the Disclosure Schedule, (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, or
(iii) require Purchaser to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of any Contract or License to which Purchaser is a party, or by which it is bound.

         3.4 Governmental Approvals and Filings.  Except as disclosed in Section
3.4 of the Disclosure Schedule, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of Purchaser is required in connection with the execution, delivery and performance of this Agreement to which it is a party or the consummation of the transactions contemplated herein.

         3.5 Legal Proceedings. There are no Actions or Proceedings pending or, to the knowledge of Purchaser, threatened against, relating to or affecting Purchaser or any of its Assets which (i) could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement, or (ii) could reasonably be expected, individually or in the aggregate with other such Actions or Proceedings, to have a material adverse effect on the business or condition of Purchaser.

         3.6 Brokers. No agent, broker, finder, investment banker, financial advisor or other similar Person will be entitled to any fee, commission or other compensation in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement made by Purchaser.

         3.7 Purchase for Investment. The Purchased Stock will be acquired by Purchaser for its own account for the purpose of investment and not with a view to the resale or distribution of all or any part of the Purchased Stock in violation of the Securities Act.

         3.8 Survival of Representations, Warranties, Covenants and Agreements. Even though the Sellers may investigate the affairs of the Purchaser and confirm the accuracy of the representations and warranties of the Purchaser contained in this Agreement, the Sellers, nonetheless, shall have the right to rely fully upon the representations, warranties, covenants and agreements of the Purchaser contained in this Agreement. All such representations, warranties, covenants and agreements will survive the Closing, except as limited by the provisions of
Article VII hereof.

         3.9 Disclosure. The representations and warranties contained in this Agreement, and the statements contained in the Disclosure Schedule or in the certificates, lists and other writings furnished to the Sellers pursuant to any provision of this Agreement, when taken together, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements herein and therein, in the light of the circumstances under which they were made, not misleading.

         3.10 Purchaser's Investment Decision. The Purchaser represents to the Sellers that the Purchaser is able to bear the economic risk of the investment contemplated by this Agreement, has knowledge and experience in financial and business matters, and is capable of evaluating the merits and risks of the investment contemplated by this Agreement. The Purchaser understands that its investment involves substantial risks. The Purchaser has made an independent examination and investigation of the Company. The Purchaser has had access to the officers, directors, and certain books and records of the Company, and based upon (among other things) the representations and warranties of the Seller Representatives, deems such examination and investigation sufficient for the purpose of making its investment decision. The Purchaser understands that the Purchased Stock will not have been registered under the Securities Act, by reason of their issuance by the Company in transactions exempt from the registration requirements of the Securities Act, and that the Purchased Stock must be held by the Purchaser indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration.

                                   ARTICLE IV

4        COVENANTS BY THE SELLERS

         4.1      Noncompetition; Non Solicitation.

                  4.1.1 Except as they may be employed by the Company or the Purchaser, during the Original Term (as such term is defined in those certain Employment Agreements of even date herewith by and between the Purchaser and each of Daniel Andrew Smith and Dale Wayne Smith (collectively, the "Employment Agreements") and any renewal or extension thereof, and for a period of twelve
(12) months following the termination thereof, unless terminated by the Company without Cause or by the employee for Good Reason (as defined in the Employment Agreements), Daniel Andrew Smith and Dale Wayne Smith, alone or in conjunction with any other Person, or directly or indirectly through their present or future Affiliates, will not directly or indirectly own, manage, operate, join, be employed by, have a financial interest in, control or participate in the ownership, management, operation or control of, or use or permit his name to be used in connection with, or be otherwise connected in any manner with any business or enterprise engaged in the design, development, manufacture, distribution or sale of any products, or the provision of any services related to those which the Company was designing, developing, manufacturing, distributing, selling or providing at any time prior to and up to and including the Closing Date anywhere in the state of Texas, provided that the foregoing restriction shall not be construed to prohibit the ownership, in the aggregate, of not more than two percent (2%) of any class of securities of any corporation which is engaged in any of the businesses or enterprises described above, having a class of securities publicly owned and regularly traded on any national exchange or in the over-the-counter market.

                  4.1.2 Except as they may be employed by the Company or the Purchaser, during the Original Term and any renewal or extension thereof, and for a period of twelve (12) months following the termination thereof, unless terminated by the Company without Cause or by the employee for Good Reason, Daniel Andrew Smith and Dale Wayne Smith shall not directly or indirectly, or through an Affiliate, (i) influence any individual who was an employee or consultant of the Company at any time, to terminate his or her employment or consulting relationship with the Company, (ii) interfere in any other way with the employment, or other relationship, of any employee or consultant of the Company or (iii) cause or attempt to cause (or participate in any way in any discussion or negotiation concerning) (x) any client, customer or supplier of the Company or (y) any prospective client, customer or supplier of the Company from engaging in business with the Company. For the purpose of this Section, a Person shall be considered to be an employee, consultant or customer of the Company at the time of solicitation or recruitment if such Person was an employee, consultant or customer of the Company, or one of its Affiliates, during the one year period prior to, and including, the date of such solicitation or recruitment.

                  4.1.3 The Sellers agree that Purchaser's remedies at law for any breach or threat of breach by it of any of the provisions of this Section
4.1 will be inadequate, and that, in addition to any other remedy to which Purchaser may be entitled at law or in equity, Purchaser shall be entitled to a temporary or permanent injunction or injunctions or temporary restraining orders or orders to prevent breaches of the provisions of this Section 4.1 and to enforce specifically the terms and provisions hereof, in each case without the need to post any security or bond. Nothing herein contained shall be construed as prohibiting Purchaser from pursuing, in addition, any other remedies available to it for such breach or threatened breach. A waiver by the Purchaser of any breach of any provision hereof shall not operate or be construed as a waiver of a breach of any other provisions of this Agreement or of any subsequent breach thereof.

                  4.1.4 The parties hereto consider the restrictions contained in this Section 4.1 hereof to be reasonable for the purpose of preserving the goodwill, proprietary rights and going concern value of the Company, but if a final judicial determination is made by a court having jurisdiction that the time or territory or any other restriction contained in this Section 4.1 is an unenforceable restriction on the Sellers' activities, the provisions of this
Section 4.1 shall not be rendered void but shall be deemed amended to apply as to such maximum time and territory and to such other extent as such court may judicially determine or indicate to be reasonable. Alternatively, if the court referred to above finds that any restriction contained in this Section 4.1 or any remedy provided herein is unenforceable, and such restriction or remedy cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained therein or the availability of any other remedy. The provisions of this Section 4.1 shall in no respect limit or otherwise affect the Sellers's obligations under other agreements with the Company.

         4.2 Regulatory and Other Approvals. The Sellers shall, and shall cause the Company to, (a) take all necessary or desirable steps and proceed diligently and in good faith and use diligent efforts, as promptly as practicable, to obtain all consents, approvals or actions of, to make all filings with and to give all notices to, Governmental or Regulatory Authorities or any other Person required to consummate the transactions contemplated hereby and those described in Sections 2.5 and 2.6 of the Disclosure Schedule, (b) provide such other information and communications to such Governmental or Regulatory Authorities or other Persons as Purchaser or such Governmental or Regulatory Authorities or other Persons may reasonably request and (c) cooperate with Purchaser as promptly as practicable in obtaining all consents, approvals or actions of, making all filings with and giving all notices to, Governmental or Regulatory Authorities or other Persons required of Purchaser to consummate the transactions contemplated hereby. The Sellers will provide prompt notification to Purchaser when any such consent, approval, action, filing or notice referred to in clause (a) above is obtained, taken, made or given, as applicable, and will advise Purchaser of any communications (and, unless precluded by Law, provide copies of any such communications that are in writing) with any Governmental or Regulatory Authority or other Person regarding any of the transactions contemplated by this Agreement.

         4.3 Investigation by Purchaser. From the date of this Agreement until the date on which either Party provides the other Party with written notice that this Agreement is terminated (the "Termination Date"), or until the Closing, whichever is earlier, the Sellers will afford Purchaser its employees, agents, accountants and other representatives access to the Books and Records of the Company, as well as employee files and records.

                                    ARTICLE V

5        CLOSING CONDITIONS

         5.1 Condition to the Obligations of the Purchaser. The obligations of Purchaser hereunder to purchase the Purchased Stock and the Real Estate Assets are subject to the fulfillment, at or prior to the Closing, of the following conditions precedent (any or all of which may be waived in whole or in part by Purchaser in its sole discretion):

                  5.1.1 Representations and Warranties. Each of the representations and warranties made by the Sellers in this Agreement shall, unless waived, be true and correct in all material respects as of the date of this Agreement and on and as of the Closing Date as though each such representation and warranty was made on and as of the Closing Date, except to the extent that the representation or warranty is expressly limited by its terms to another date.

                  5.1.2 Performance. The Sellers shall have performed and complied with, in all material respects, unless waived, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by them at or before the Closing.

                  5.1.3 Orders and Laws. There shall not be pending, threatened or in effect on the Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or which could reasonably be expected to otherwise result in a material diminution of the benefits of the transactions contemplated by this Agreement to Purchaser.

                  5.1.4  Regulatory   Consents  and  Approvals.   All  consents,
approvals and actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit Purchaser and the Sellers to perform their obligations under this Agreement and to consummate the transactions contemplated hereby (i) shall have been duly obtained, made or given, (ii) shall be in form and substance reasonably satisfactory to Purchaser, (iii) shall not impose any limitations or restrictions on Purchaser, (iv) shall not be subject to the satisfaction of any condition that has not been satisfied or waived, and
(v) shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation for the transactions contemplated by this Agreement shall have occurred.

                  5.1.5 Third Party Consents. Any consents (or waivers) identified in Section 2.5 of the Disclosure Schedule, other than the consent of TXI under the terms of the TXI Lease Agreement, and all other consents (or waivers) to the performance by the Purchaser of its obligations under this Agreement, or to the consummation for the transactions contemplated hereby as are required under any Contract or License to which the Purchaser is a party or by which any of its Assets are bound and where the failure to obtain any such consent (or in lieu thereof waiver) could reasonably be expected, individually or in the aggregate with other such failures, to materially adversely affect the Purchaser or the business or condition of the Company or otherwise result in a material diminution of the benefits of the transactions contemplated by this Agreement to the Purchaser in its sole discretion, (i) shall have been obtained,
(ii) shall be in form and substance satisfactory to the Purchaser in its sole discretion, (iii) shall not be subject to the satisfaction of any condition that has not been satisfied or waived and (iv) shall be in full force and effect.

                  5.1.6 Purchaser's Investigation. Purchaser shall not have discovered, as a result of its investigation and review pursuant to Section 4.3 hereof, any condition (financial, legal or otherwise), other than the consent of TXI to assign and transfer all of the Company's rights and obligations to Purchaser under the terms of the TXI Lease Agreement, relating in any way to the Company, its Assets, business or prospects and/or the Real Estate Assets, that convinces Purchaser, in its sole discretion, that it is not advisable to complete the Closing.

                  5.1.7 Sellers' Certificates. The Sellers shall have delivered to Purchaser (i) certificates, dated the Closing Date and executed by an executive officer of the Company, substantially in the form and to the effect of Exhibit C hereto and (ii) certificates, dated the Closing Date and executed by the chief financial officer of the Company, substantially in the form of Exhibit D hereto.

                  5.1.8 Resignations of Officers and Directors. The Sellers shall have delivered to Purchaser the resignations of all current officers and directors of the Company, effective as of the Closing Date.

                  5.1.9 Opinion of Counsel. Purchaser shall have received the opinion of Sayles and Lidji, a Professional Corporation, counsel to the Company in connection with this Agreement, dated the Closing Date, substantially in the form and to the effect of Exhibit E hereto, and to such further effect as Purchaser may reasonably request.

                  5.1.10 Disclosure Schedule. The Sellers shall have delivered to Purchaser a copy of the Disclosure Schedule, updated and current through the Closing Date.

                  5.1.11 Good Standing Certificates. The Sellers shall have delivered to Purchaser (i) copies of the certificate or articles of incorporation (or other comparable corporate charter documents), including all amendments thereto of the Company certified by the applicable Secretary of State or other appropriate governmental official, (ii) certificates from the applicable Secretary of State or other appropriate governmental official to the effect that the Company is in good standing in such jurisdiction, listing all charter documents of the Company on file and attesting to its payment of all franchise or similar Taxes, and (iii) certificates from the Secretary of State or other appropriate official in each jurisdiction in which the Company is qualified or admitted to do business to the effect that the Company is duly qualified or admitted in good standing in such jurisdiction.

                  5.1.12 Receipt of Purchased Stock. Certificates representing the Purchased Stock shall have been transferred to Purchaser in accordance with the terms of this Agreement.

                  5.1.13 Receipt of Warranty Deed. General Warranty Deeds conveying title to the Real Estate Assets to Purchaser in accordance with the terms of this Agreement, along with title insurance policies insuring title to the Real Estate Assets.

                  5.1.14 No Adverse Change. There shall have occurred no material adverse change in the business or financial condition of the Company between December 31, 1999 and the Closing Date and the failure to obtain the consent of TXI to assign and transfer all of the Company's rights and obligations under the TXI Lease Agreement shall not be deemed by Purchaser to constitute a material adverse change in the business or financial condition of the Company under this or any other provision of this Agreement.

                  5.1.15 Employment Agreements. Purchaser shall have received Employment Agreements satisfactory to Purchaser, between the Company and each of Dale Wayne Smith and Daniel Andrew Smith.

         5.2 Conditions to the Obligations of the Sellers. The obligations of the Sellers hereunder to sell the Purchased Stock and the Real Estate Assets to the Purchaser are subject to the fulfillment, at or prior to the Closing, of the following conditions precedent (any or all of which may be waived in whole or in part by the Sellers in theirs sole discretion):

                  5.2.1 Representations and Warranties. Each of the representations and warranties made by Purchaser in this Agreement shall be true and correct in all material respects as of the date of this Agreement and on and as of the Closing Date as though each such representation and warranty was made on and as of the Closing Date.

                  5.2.2 Performance. Purchaser shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Purchaser at or before the Closing.

                  5.2.3 Orders and Laws. There shall not be pending, threatened or in effect on the Closing Date any Orders or Laws restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

                  5.2.4  Regulatory   Consents  and  Approvals.   All  consents,
approvals and actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit Purchaser and the Sellers to perform their obligations under this Agreement and to consummate the transactions contemplated hereby (i) shall have been duly obtained, made or given, (ii) shall not be subject to the satisfaction or any condition that has not been satisfied or waived, and (iii) shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement shall have occurred.

                  5.2.5 Officers' Certificates. Purchaser shall have delivered to the Sellers a certificate, dated the Closing Date and executed by the president or vice-president or other officer of Purchaser, substantially in the form and to the effect of Exhibit F hereto.

                  5.2.6 Employment Agreements. Dale Wayne Smith and Daniel Andrew Smith shall have entered into Employment Agreements with the Company that are satisfactory to the Parties.

                  5.2.7 Opinion of Counsel. Purchaser shall have furnished to sellers an opinion of counsel, dated the Closing Date, in the form and to the effect of Exhibit G hereto, and to such further effect as Sellers shall reasonably request.

                                   ARTICLE VI

6        TERMINATION

This Article intentionally omitted.

                                   ARTICLE VII

7        INDEMNIFICATION; TAX MATTERS

         7.1      Indemnification.

                  7.1.1 The Sellers will indemnify the Purchaser and its respective stockholders and the officers, directors, employees, agents and Affiliates of each of them (collectively the "Purchaser Indemnitees")in respect of, and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of relating to any misrepresentation or breach of a representation and/or warranty by the Seller Representatives or nonfulfillment of or failure to perform any covenant or agreement on the part of the Sellers contained in this Agreement (including, without limitation, any certificate delivered in connection herewith or therewith); provided, however, that Sellers shall have no liability to the Purchaser Indemnitees for breaches of representations and warranties unless and solely to the extent that the aggregate amount of damages resulting therefrom exceeds $50,000.00 and after such $50,000.00 threshold is met, Sellers shall have no liability to the Purchaser Indemnitees for damages resulting from such breaches with respect to individual items that are less than $1,000, unless such individual items exceed $10,000 in the aggregate; provided, however, that the aggregate amount which the Sellers shall be obligated to pay the Purchaser Indemnitees, pursuant to the Indemnification provisions of this Agreement shall not exceed the Purchase Price, as adjusted. Such limitations shall not apply to damages from breaches of representations and warranties constituting fraud or intentional misrepresentation. Notwithstanding any other term or condition of this Agreement, the Sellers shall not have any liability to Purchaser Indemnitees for any Losses in the event TXI does not for any reason consent to the assignment and transfer of all of the Company's rights and obligations under the TXI Lease Agreement.

                  7.1.2 Purchaser will indemnify the Sellers in respect of, and hold them harmless from and against, any and all Losses suffered, incurred or sustained by them or to which they become subject, resulting from, arising out of or relating to any misrepresentation or breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Purchaser contained in this Agreement (including, without limitation, any certificate delivered in connection herewith or therewith).

                  7.1.3  The   representations  and  warranties  of  the  Seller
Representatives shall survive the Closing and shall continue in full force and effect for the periods specified below (the Sellers' "Survival Period"):

                           7.1.3.1 The representations and warranties of the Seller Representatives contained in Sections 2.1, 2.2, 2.3, 2.11, 2.14, 2.15, and 2.23 shall survive the Closing until the expiration of the applicable statute or period of limitations, and any extensions thereof; and

                           7.1.3.2 All other representations and warranties of the Seller Representatives contained in this Agreement (including any certificate delivered in connection herewith, or therewith) shall survive until the expiration of a period of eighteen months beginning on the Closing Date.

                  7.1.4 The representations and warranties of the Purchaser contained in this Agreement (including any certificate delivered in connection herewith, or therewith) shall survive (the Purchaser's "Survival Period") until the expiration of the applicable statute or period of limitations, and any extensions thereof.

                  7.1.5 Anything to the contrary notwithstanding, the Survival Period shall be extended automatically to include any time period necessary to resolve a claim for indemnification which was made before the expiration of the respective Survival Period for such claim but not resolved prior to its expiration, and any such extension shall apply only as to the claims asserted and not so resolved within the Survival Period. Liability for any such item shall continue until such claim shall have been finally settled, decided or adjudicated.

         7.2 Method of Asserting Claims. All claims for indemnification by any Indemnified Party under Section 7.1 will be asserted and resolved as follows:

                  7.2.1 In order for an Indemnified Party to be entitled to any indemnification provided for under Section 7.1 in respect of, arising out of or involving a claim or demand made by any Person not a party to this Agreement against the Indemnified Party (a "Third Party Claim"), the Indemnified Party shall deliver a Claim Notice to the Indemnifying Party promptly after receipt by such Indemnified Party of written notice of the Third Party Claim; provided, that failure to give such Claim Notice shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually prejudiced as a result of such failure.

                  7.2.2 If a Third Party Claim is made against an Indemnified Party, the Indemnifying Party shall be entitled to participate in the defense thereof and, if it so chooses, to assume the defense thereof with counsel selected by the Indemnifying Party, which counsel must be reasonably satisfactory to the Indemnified Party. Should the Indemnifying Party so elect to assume the defense of a Third Party Claim, the Indemnifying Party shall not be liable to the Indemnified Party for legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof, but shall continue to pay for any expenses of investigation or any Loss suffered. If the Indemnifying Party assumes such defense, the Indemnified Party shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party. If (i) the
Indemnifying Party shall not assume the defense of a Third Party claim with counsel satisfactory to the Indemnified Party within five days of any Claim Notice, or (ii) legal counsel for the Indemnified Party notifies the Indemnifying Party that there are or may be legal defenses available to the Indemnifying Party or to other Indemnified Parties which are different from or additional to those available to the Indemnified Party, which, if the Indemnified Party and the Indemnifying Party were to be represented by the same counsel, would constitute a conflict of interest for such counsel or prejudice prosecution of the defenses available to such Indemnified Party, or (iii) if the Indemnifying Party shall assume the defense of a Third Party Claim and fail to diligently prosecute such defense, then in each such case the Indemnified Party, by notice to the Indemnifying Party, may employ its own counsel and control the defense of the Third Party Claim and the Indemnifying Party shall be liable for the reasonable fees, charges and disbursements of counsel employed by the Indemnified Party, and the Indemnified Party shall be promptly reimbursed for any such fees, charges and disbursements, as and when incurred. Whether the Indemnifying Party or the Indemnified Party control the defense of any Third Party Claim, the parties hereto shall cooperate in the defense thereof. Such cooperation shall include the retention and provision to the counsel of the controlling party of records and information which are reasonably relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation or any material provided hereunder. The Indemnifying Party shall have the right to settle, compromise or discharge a Third Party Claim (other than any such Third Party Claim in which criminal conduct is alleged) without the Indemnified Party's consent if such settlement, compromise or discharge (i) constitutes a complete and unconditional discharge and release of the Indemnified Party, and (ii) provides for no relief other than the payment of monetary damage and such monetary damages are paid in full by the Indemnifying Party.

                  7.2.3 In the event any Indemnified Party should have a claim under Section 7.1 against any Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall promptly deliver an Indemnity Notice to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that an Indemnifying Party demonstrates that it has been prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim described in such Indemnity Notice, the Loss in the amount specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 7.1 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand. If the Indemnifying
Party has timely disputed its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within thirty (30) days, such dispute shall be resolved as provided in Article X hereof.

         7.3 Tax Liability. The Sellers agree that they shall be responsible, at their sole expense, for the preparation and timely filing of all income Tax Returns of the Company filed after the date this Agreement is executed for all periods ending on or prior to the Closing Date, and that, except for non-income Tax liabilities that are properly reflected as accrued liabilities on the Books and Records as of the Closing, Sellers shall pay when due all Taxes properly payable for the periods covered by such Tax Returns and shall be entitled to all refunds allocable to such periods; provided that the Purchaser acknowledges and agrees that the Company will sign and file all such Tax Returns of the Company filed after the Closing. Sellers agree that they shall be responsible for all items of income, gain, deduction and loss through the close of business on the Closing Date to the extent those amounts have not been accrued for in the Company's Financial Statements through the Closing Date. Purchaser agrees that it shall be responsible, at its sole expense, for the preparation and timely filing of all Tax Returns of the Company for all periods ending after the Closing Date, and that Purchaser shall pay when due all Taxes properly payable for the periods covered by such Tax Returns.

         7.4      Tax Contests.

                  7.4.1 If any Taxing Authority or other Person asserts a Tax Claim, then the party hereto first receiving notice of such Tax Claim shall promptly provide written notice thereof to the other parties hereto. Such notice shall specify in reasonable detail the basis for such Tax Claim and shall include a copy of any relevant correspondence received from the Taxing Authority or other Person.

                  7.4.2 If, within 30 calendar days after any of the Sellers receives or delivers, as the case may be, notice of a Tax Claim and the Sellers provide to the Purchaser an Election Notice, then subject to the provisions of this Section 7.4, the Sellers shall defend or prosecute, at their sole cost, expense and risk, such Tax Claim by all appropriate proceedings, which proceedings shall defended or prosecuted diligently by the Sellers to a Final Determination; provided, that the Sellers shall not, without the prior written consent of the Company, enter into any compromise or settlement of such Tax Claim that would result in any Tax detriment to the Company. So long as the Sellers are defending or prosecuting a Tax Claim, with respect to the Company, the Company shall provide or cause to be provided to the Sellers any information reasonably requested by the Sellers relating to such Tax Claim, and shall otherwise cooperate with the Sellers and their representatives in good faith in order to contest effectively such Tax Claim. The Sellers shall inform the Company of all developments and events relating to such Tax Claim (including, without limitation, providing to the Company copies of all written materials relating to such Tax Claim) and the Company or its authorized representatives shall be entitled, at the expense of the Company, to attend, but not to participate in or control, all conferences, meetings and proceedings relating to such Tax Claim.

                  7.4.3 If, with respect to any Tax Claim, the Sellers fail to deliver an Election Notice to the Company within the period provided in Section
7.4.2 or, after delivery of such Election Notice to the Company, the Sellers fail diligently to defend or prosecute such Tax Claim to a Final Determination, then the Company shall at any time thereafter have the right (but not the obligation) to defend or prosecute, at the sole cost, expense and risk of the Sellers, such Tax Claim. The Company shall have full control of such defense or prosecution and such proceedings, including any settlement or compromise thereof. If requested by the Company, the Sellers shall cooperate in good faith with the Company and its authorized representatives in order to contest effectively such Tax Claim. The Sellers may attend, but not participate in or control, any defense, prosecution, settlement or compromise of any Tax Claim controlled by the Company pursuant to this Section 7.4.3, and shall bear their own costs and expenses with respect thereto. In the case of any Tax Claim that is defended or prosecuted by the Company pursuant to this Section 7.4.3, the Company shall, from time to time, be entitled to receive current payments from the Sellers with respect to costs and expenses incurred by the Company in connection with such defense or prosecution (including, without limitation, reasonable attorneys', accountants' and experts' fees and disbursements, settlement costs, court costs and any other costs or expenses for investigating, defending or prosecuting such Tax Claim, and any Taxes imposed on the Company as a result of receiving a payment from the Sellers pursuant to this Section 7.4) (collectively "Associated Costs").

                  7.4.4 In the case of any Tax Claim that is defended or prosecuted to a Final Determination by the Sellers pursuant to this Section 7.4, the Sellers shall pay to the appropriate Tax Indemnitees, in immediately available funds, the full amount of any Tax arising or resulting from such Tax Claim within five days after such Final Determination. In the case of any Tax Claim that is defended or prosecuted to a Final Determination by the Company pursuant to the terms of this Section 7.4, the Sellers shall pay to the appropriate Tax Indemnitee, in immediately available funds, the full amount of any Tax arising or resulting from such Tax Claim, together with any Associated Costs that have not theretofore been paid by the Sellers to the Company, within five days after such Final Determination. In the case of any Tax Claim not covered by the two preceding sentences, the Sellers shall pay to the Company, in immediately available funds, the full amount of any Tax arising or resulting from such Tax Claim (calculated after taking into account any actual reduction in the current liability for Taxes of such Tax Indemnitee for Tax arising out of or resulting from such payment or such Tax Claim), together with any Associated Costs that have not theretofore been paid by the Sellers to the Company, at least five days before the date payment of such Tax is due from any Tax Indemnitee.

                  7.4.5 Notwithstanding anything contained in this Article VII to the contrary, the rights of the Sellers under this Section 7.4 to defend or prosecute, or to control the defense or prosecution of, any Tax Claim shall be no greater than those rights that the Company would have to defend or prosecute, or to control the defense or prosecution of, such Tax Claim.

         7.5 Cooperation Regarding Tax Matters. Each party hereto shall, and shall cause its subsidiaries and Affiliates to, provide to the other parties hereto and the Company such cooperation and information as any of them reasonably may request related to the filing of any Tax Return, amended Tax Return or claim for refund, determining a liability for Taxes or a right to refund of Taxes or in conducting any audit or other proceeding in respect of Taxes. Such cooperation and information shall include providing copies of all relevant portions of relevant Tax Returns, together with relevant accompanying schedules, workpapers and relevant documents relating to rulings or other determinations by Taxing Authorities and relevant records concerning the ownership and Tax basis of property, which any such party may possess. Each party shall make its employees reasonably available on a mutually convenient basis at its cost to provide explanation of any documents or information so provided. Subject to the preceding sentence, each party required to file Tax Returns pursuant to this Article VII shall bear all costs of filing such Tax Returns.

         7.6 Payment of Transfer Taxes and Fees. The Purchaser shall pay all sales, use, transfer, stamp, documentary or similar transfer taxes or fees imposed upon or arising out of or in connection with the transactions effected pursuant to this Agreement, and shall indemnify, defend, and hold harmless the Sellers with respect to such taxes. The Purchaser shall file all necessary documentation and Tax Returns with respect to such taxes and provide to Sellers copies of all such Tax Returns.

         7.7      Other Tax Covenants.

                  7.7.1 Without the prior written consent of Purchaser, neither the Sellers nor any Affiliate of any the Sellers shall, to the extent it may affect or relate to the Company, make or change any tax election, change any annual tax accounting period, adopt or change any method of tax accounting, file any amended Tax Return, enter into any method of tax accounting, enter into any closing agreement, settle any Tax Claim, assessment or proposed assessment, surrender any right to claim a Tax refund, consent to any extension or waiver of the limitation period applicable to any Tax Claim or assessment or take or omit to take any other action, if any such action or omission would have the effect of increasing any post-closing Tax Liability of the Purchaser, of the Company or any Affiliate of Purchaser.

                  7.7.2 Without the prior written consent of the Sellers, neither the Purchaser nor the Company shall, to the extent it may affect or relate to the Company, make or change any tax election, file any amended Tax Return, enter into any closing Agreement, settle any Tax claim, assessment or proposed assessment, surrender any right to claim a Tax refund, consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment or take or omit to take any other action, if any such action or omission would affect a Pre-Closing Tax Period, unless required by applicable law.

                  7.7.3 So long as any books, records and files retained by the Sellers or and his Affiliates relating to the business of the Company or the books, records and files delivered to the control of the Purchaser pursuant to this Agreement to the extent they relate to the operations of the Company prior to the Closing Date, remain in existence and are available, each party (at its own expense) shall have the right upon prior notice to inspect and to make copies of the same at any time during business hours for any proper purpose. The Purchaser and the Sellers and their respective Affiliates shall use reasonable efforts not to destroy or allow the destruction of any such books, records and files without first providing 60 days' written notice of intention to destroy to the other, and allowing such other party to take possession of such records.

         7.8 Conflict. In the event of a conflict between the provisions of Sections 7.3 through 7.7 of this Article VII and any other provision of this Agreement, such provisions of this Article VII shall control.

                                  ARTICLE VIII

8        DEFINITIONS

         8.1 Definitions. As used in this Agreement, the following defined terms shall have the meanings indicated below:

                  "Actions or Proceedings" means any action, suit, proceeding, arbitration or Governmental or Regulatory Authority investigation or audit.

                  "Affiliate" means, as applied to any Person, (a) any other Person directly or indirectly owning, owned by, controlling, controlled by or under common control with, that Person, (b) any director, partner, officer, agent, employee or relative of such Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by", and "under common control with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person.

                  "Agreement" means this Purchase Agreement, the Exhibits and the Disclosure Schedule and the certificates delivered in connection herewith, as the same may be amended from time to time in accordance with the terms hereof.

                  "Assets" of any Person means all assets and properties of every kind, nature, character and description, including goodwill and other tangibles, operated, owned or leased by such Person, including cash and cash equivalents, investments, accounts and notes receivable, chattel paper, documents, instruments, real estate, equipment, inventory, goods and intellectual property.

                  "Associated Costs" has the meaning ascribed to it in Section 7.4.3.

                  "Benefit Plan" means any Plan, existing at the Closing Date or prior thereto, established or to which contributions have at any time been made by the Company or under which any employee, former employee or director of the Company or any beneficiary thereof is covered, is eligible for coverage or has benefit rights.

                  "Books and Records" means all files, documents, instruments, papers, books and records relating to the Company, including financial statements, Tax Returns and related work papers and letters from accountants, attorneys, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, Contracts, Licenses, customer lists, computer files and programs, legal files, retrieval programs, operating data and plans and environmental studies and plans.

                  "Claim Notice" means written notification  pursuant to Section
7.2.1 of a Third Party Claim as to which indemnity under Section 7.1 is sought by an Indemnified Party.

                  "Closing" and "Closing Date" have the meaning ascribed to them in Section 1.3.

                  "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                  "Company" has the meaning ascribed to it in the first recital of this Agreement (and shall include all predecessors and subsidiaries of the Company).

                  "Contract"  means  any  written  or  oral  agreement,   lease,
guaranty, evidence of indebtedness, mortgage, indenture, security agreement or other contract of any nature whatsoever.

                  "Disclosure Schedule" means the schedules delivered to Purchaser by or on behalf of the Company and the Sellers, and the schedules delivered by or on behalf of Purchaser, containing all lists, descriptions, exceptions and other information and materials as are required to be included therein pursuant to this Agreement.

                  "Dispute Period" means the period ending thirty (30) calendar days following receipt by an Indemnifying Party of either a Claim Notice or an Indemnity Notice.

                  "Election Notice" means a written notice provided by the Sellers in respect of a Tax Claim to the effect that (i) the Sellers acknowledge their indemnity obligation under this Agreement with respect to such Tax Claim and (ii) the Sellers elect to contest, and to control the defense or prosecution of, such Tax Claim at their sole risk and sole cost and expense.

                  "Environment" means all air, surface water, groundwater, drinking water supply, stream sediments, or land, including soil, land surface or subsurface strata, all fish, wildlife, biota and all other environmental medium or natural resources.

                  "Environmental, Health and Safety Liabilities" means any cost, damages, expense, liability, obligation, or other responsibility arising from or under any Environmental Law or Occupational Safety and Health Law and consisting of or relating to (i) any environmental, health or safety matters or conditions (including on-site or off-site contamination, occupational safety and health, and regulation of chemical substances or products); (ii) fines, penalties, judgments, awards, settlements, legal or administrative proceedings, damages, losses, claims, demands and response, investigative, remedial, or inspection costs and expenses arising under Environmental Law or Occupational Safety and Health Law; (iii) financial responsibility under Environmental Law or
Occupational Safety and Health Law for clean-up costs or corrective action, including any investigation, clean-up, removal, containment, or other remediation or response actions required by Environmental Law or Occupational Safety and Health Law (whether or not such clean-up has been required or requested by any governmental body or any other Person) and for any natural resource damages; or (iv) any other compliance, corrective, investigative, or remedial measures required under Environmental Law or Occupational Safety and Health Law. The terms "removal," "remedial," and "response action" include the types of activities covered by the United States Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et seq., as amended (CERCLA).

                  "Environmental Law" means all federal, state, local and foreign environmental, health and safety laws, common law orders, decrees, judgments, codes and ordinances and all rules and regulations promulgated thereunder, civil or criminal, including, without limitation, Laws relating to emissions, discharges, releases or threatened releases of Hazardous Materials, pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the Environment or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, pollutants, contaminants, chemicals, or industrial, solid, toxic or hazardous substances or wastes.

                  "Environmental  Permit"  means  any  federal,   state,  local,
provincial, or foreign permits, licenses, approvals, consent or authorizations required by any Governmental or Regulatory Authority under or in connection with any Environmental Law and includes any and all orders, consent orders or binding agreements issued or entered into by a Governmental or Regulatory Authority under any applicable Environmental Law.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

                  "Facilities" means any real property, leaseholds, or other interests currently or formerly owned, managed, leased or operated by the Company and any buildings, plants, structures or equipment (including motor vehicles, tank cars and rolling stock) currently or formerly owned, managed, leased or operated by the Company.

                  "Final Determination" means (i) a decision, judgment, decree or other Order by any court of competent jurisdiction, which decision, judgment, decree or other Order has become final after all allowable appeals by either party to the action have been exhausted or the time for filing such appeals has expired, (ii) a closing agreement entered into under Section 7121 of the Code or any other settlement agreement entered into in connection with an administrative or judicial proceeding, (iii) the expiration of the time for instituting suit with respect to a claimed deficiency or (iv) the expiration of the time for instituting a claim for refund, or if such a claim was filed, the expiration of the time for instituting suit with respect thereto.

                  "Financial  Statements"  has  the  meaning  ascribed  to it in
Section 2.8.

                  "GAAP" means generally accepted accounting principles of the United States, consistently applied by the Company on a basis consistent with prior years.

                  "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

                  "Hazardous Activity" means the distribution, generation, handling, importing, management, manufacturing, processing, production, refinement, Release, storage, transfer, transportation, treatment, or use (including any withdrawal or other use of groundwater) of Hazardous Materials in, on, under, about, or from the Facilities or any part thereof into the Environment, and any other act, business, operation, or thing that increases the danger, or risk of danger, or poses an unreasonable risk of harm to persons or property on or off the Facilities, or that may affect the value of the Facilities or the Company.

                  "Hazardous Material" means (i) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls
(PCBs); (ii) any chemicals, materials, substances or wastes which are now or hereafter become defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants" or words of similar import, under any Environmental Law; and (iii) any other chemical, material, substance or waste, exposure to which is now or hereafter prohibited, limited or regulated by any Governmental or Regulatory Authority.

                  "Indebtedness" of any Person means all obligations of such Person (i) for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments, (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of business), (iv) under capital leases, (v) long term debt and (vi) in the nature of guarantees of the obligations described in clauses (i) through (v) above of any other Person.

                  "Indemnified Party" means any Person claiming indemnification under any provision of Article VII.

                  "Indemnifying Party" means any Person against whom a claim for indemnification is being asserted under any provision of Article VII.

                  "Indemnity  Notice"  means  written  notification  pursuant to
Section 7.2.3 of a claim for indemnity under Article VII by an Indemnified Party, specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim.

                  "Laws"   means  all  laws,   statutes,   rules,   regulations,
ordinances and other pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

                  "Leased  Real  Property"  has the  meaning  ascribed  to it in
Section 2.15.

                  "Liabilities" means all Indebtedness, obligations and other liabilities (or contingencies that have not yet become liabilities) of a Person (whether absolute, accrued, contingent (or based upon any contingency), known or unknown, fixed or otherwise, or whether due or to become due).

                  "Licenses"  means  all  licenses,  permits,   certificates  of
authority, authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental or Regulatory Authority.

                  "Liens" means any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing.

                  "Loss" means any and all damages, fines, fees, penalties, deficiencies, diminution in value of investment, losses and expenses, including without limitation, interest, reasonable expenses of investigation, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other expenses of litigation or other proceedings or of any claim, default or assessment (such fees and expenses to include all fees and expenses, such as fees and expenses of attorneys, incurred in connection with (i) the investigation or defense of any Third Party Claims or (ii) asserting or
disputing  any  rights  under  this  Agreement   against  any  party  hereto  or
otherwise).

                  "Occupational Safety and Health Law" means any Law designed to provide safe and healthful working conditions and to reduce occupational safety and health hazards, and any program, whether governmental or private (including those promulgated or sponsored by industry associations and insurance companies), designed to provide safe and healthful working conditions.

                  "Option" with respect to any Person means any security, right, subscription, warrant, option, "phantom" stock right or other Contract that gives the right to (i) purchase or otherwise receive or be issued any shares of capital stock or other equity interests of such Person or any security of any kind convertible into or exchangeable or exercisable for any shares of capital stock or other equity interests of such Person, or (ii) receive any benefits or rights similar to those enjoyed by or accruing to the holder of shares of capital stock or other equity interests of such Person, including without limitation, any rights to participate in the equity, income or election of directors or officers of such Person.

                  "Order" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

                  "Owned  Real  Property"  has  the  meaning  ascribed  to it in
Section 2.15.

                  "Permitted Encumbrances" shall mean the Liens allowed pursuant to Section 2.15.3 of the Disclosure Schedule.

                  "Person" means any natural person, corporation, general partnership, limited partnership, limited liability company or partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

                  "Plan" means any bonus, compensation, pension, profit sharing, retirement, stock purchase or cafeteria, life, health, accident, disability, workmen's compensation or other insurance, severance, separation or other employee benefit plan, practice, policy or arrangement of any kind, whether written or oral, or whether for the benefit of a single individual or more than one individual including, but not limited to, any "employee benefit plan" within the meaning of Section 3(3) of ERISA.

                  "Post-Closing Period" means any taxable period or portion thereof beginning after the Closing Date. If a taxable period begins on or before the Closing Date and ends after the Closing Date, then the portion of the taxable period that begins on the day following the Closing Date shall constitute a Post-Closing Period.

                  "Pre-Closing Period" means any taxable period or portion thereof that is not a Post-Closing Period.

                  "Purchase  Price" has the  meaning  ascribed  to it in Section
1.2.

                  "Purchased Stock" has the meaning ascribed to it on the first page of this Agreement.

                  "Purchaser" has the meaning ascribed to it in the first paragraph of this Agreement.

                  "Real  Property"  has the  meaning  ascribed  to it in Section
2.15.

                  "Real  Property  Leases"  has the  meaning  ascribed  to it in
Section 2.15.

                  "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing of a Hazardous Material into the Environment.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                  "Seller" and the "Sellers" have the meaning ascribed to them on the first page of this Agreement.

                  "Subsidiary" means any Person in which another Person, directly or indirectly through Subsidiaries or otherwise, beneficially owns at least fifty percent (50%) of either the equity interest in, or the voting control of, such Person, whether or not existing on the date hereof. Unless the context otherwise requires a different interpretation, references to a "Subsidiary" mean a Subsidiary of the Company.

                  "Tax" or "Taxes" means all federal, state, local or foreign net or gross income, gross receipts, net proceeds, sales, use, ad valorem, value added, franchise, withholding, payroll, employment, excise, property, alternative or add-on minimum, environmental or other taxes, assessments, duties, fees, levies or other governmental charges of any nature whatever, whether disputed or not, together with any interest, penalties, additions to tax or additional amounts with respect thereto.

                  "Tax Claim" means any written claim with respect to Taxes attributable to a Pre-Closing Period made by any Taxing Authority or any Person that, if pursued successfully, could serve as the basis for a claim for indemnification, under this Agreement, of Purchaser, the Company and other Indemnified Parties specified in Section 7.1 of this Agreement.

                  "Tax Indemnitee" means the Company, the Purchaser and their respective stockholders, officers, directors, employees, agents and Affiliates of each of them (other than the Sellers).

                  "Tax  Returns"  means  any  returns,   reports  or  statements
(including any information returns) required to be filed for purposes of a particular Tax.

                  "Taxing Authority" means any governmental agency, board, bureau, body, department or authority of any United States federal, state or local jurisdiction or any foreign jurisdiction, having or purporting to exercise jurisdiction with respect to any Tax.

                  "Third Party Claim" has the meaning ascribed to it in Section 7.2.

         8.2      Interpretation of Agreement.

                  8.2.1 Unless the context of this Agreement otherwise requires,
(i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; (v) the word "including" does not imply any limitation to the item or matter mentioned; and (vi) the phrases "ordinary course of business" and "ordinary course of business consistent with past practice" refer to the business and practice of the Company. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

                  8.2.2 When used herein, the phrase "to the knowledge of" any Person, "to the best knowledge of" any Person or any similar phrase, means (i) with respect to any Person who is an individual, the actual knowledge of such Person, (ii) with respect to any other Person, the actual knowledge of the directors, officers, managers, and other similar Persons in a similar position or having similar powers and duties, and (iii) in the case of each of (i) and
(ii), the knowledge of facts that such individuals should have after reasonable inquiry.

                                   ARTICLE IX

9        MISCELLANEOUS

         9.1 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or mailed by prepaid first class certified mail, return receipt requested, or sent by prepaid courier, to the parties at the following addresses:

If to Purchaser, to:

ISG Resources, Inc.
136 East South Temple, Suite 1300
Salt Lake City, UT 84111
Attn.:  Sr. Vice President and General Counsel

If to the Sellers, to:

Daniel A. Smith
2203 Old Brushy Creek Road
Palestine, Texas  75801

with a copy to:

Michael R. Dorey, Esquire
Sayles and Lidji
4400 Renaissance Tower
1201 Elm Street
Dallas, Texas  75270

All such notices, requests and other communications will (i) if delivered personally or by courier to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon the earlier of the third day following the date sent or upon receipt. Any party from time to time may change its address or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

         9.2 Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and thereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof and thereof.

         9.3 Expenses. Except as otherwise expressly provided in this Agreement (including without limitation as provided in Article VII), each party will pay its own costs and expenses incurred in connection with this Agreement, and the transactions contemplated hereby and thereby.

         9.4 Confidentiality. Purchaser and the Sellers will hold in strict confidence from any Person (other than its Affiliates or representatives) all documents and information concerning the other party hereto or any of its Affiliates furnished to it by or on behalf of the other party in connection with this Agreement or the transactions contemplated hereby, except to the extent the disclosing party can demonstrate that such documents or information was (a)
previously known by the party receiving such documents or information, (b) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party or (c) later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential. Such covenant of confidentiality will remain in effect unless a party is compelled to disclose by judicial or administrative process (including in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of Governmental or Regulatory Authorities) or by other requirements of Law.

         9.5 Further Assurances; Post-Closing Cooperation. At any time or from time to time after the Closing, the Purchaser or the Sellers shall execute and deliver to the other party such other documents and instruments, provide such materials and information and take such other actions as the other party may reasonably request to consummate the transactions contemplated by this Agreement and otherwise to cause the Purchaser or the Sellers to fulfill their obligations under this Agreement.

         9.6 Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

         9.7 Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of the parties hereto.

         9.8 No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights, and this Agreement does not confer any such rights, upon any other Person other than any Person entitled to indemnity under Article VII.

         9.9 No Assignment; Binding Effect. Neither this Agreement nor any right, interest or obligation hereunder may be assigned (by operation of law or otherwise) by either party without the prior written consent of the other party(ies) and any attempt to do so will be void. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

         9.10 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

         9.11 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

         9.12 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Texas, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Texas.

         9.13 Limited Recourse. Regardless of anything in this Agreement to the contrary, (i) obligations and liabilities of Purchaser hereunder shall be without recourse to any stockholder of Purchaser or any of such stockholder's Affiliates, directors, employees, officers or agents and shall be limited to the assets of such party and (ii) the stockholders of Purchaser have made no (and shall not be deemed to have made any) representations, warranties or covenants (express or implied) under or in connection with this Agreement or any other Operative Agreement.

         9.14 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                                    ARTICLE X

10       MEDIATION

         In the event there is a dispute under this Agreement, the disagreeing parties shall meet with one another and diligently attempt to resolve their disagreements. If they are unable to do so, then upon request of either party to the dispute made within twenty (20) days of the failure of negotiations, they will mediate the dispute, utilizing an impartial mediator pursuant to the rules of the American Arbitration Association ("AAA") or any other reputable organization that sponsors mediation. If, after thirty (30) days the mediation is not successful, or if no mediation has been elected, then any party to the dispute may file a legal action in any court of competent jurisdiction to resolve the dispute.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth on the first page hereof.

PURCHASER

ISG RESOURCES, INC.



By:/s/
   ------------------------
Its:
     ----------------------

SELLERS

/s/                                        /s/
-----------------------                 ---------------------------
Dale W. Smith                            Danny A. Smith


Dale & Brenda, Ltd.                      Dan & Dorenda, Ltd.
By: Dale W. Smith                        By: Danny A. Smith
Its: _________________                   Its:______________________


 /s/                                          /s/
------------------------------------     ---------------------------------
The Daniel Andrew Smith Family Trust     The Dale Wayne Smith Family Trust
By:_____________________, Trustee        By:____________________, Trustee

                                    Exhibit A

                               EBITDA Calculation

                                                 Example
                                              Twelve Months       Twelve Months
                                                  Ended                Ended
                                             December 31, 1999   March 31, 2000

Revenue                                      $   19,372,383
Cost of goods sold                               14,150,730
SG&A                                              4,773,338
     Operating income                               448,315               -

Interest income                                      64,364
Other income                                         36,477
Income (loss) before income taxes                   549,156               -

Income taxes:
Current                                             230,793
Deferred                                            (29,690)
     Taxes                                          201,103               -

Net earnings                                        348,053               -

Adjustments:
Interest expense (net)                              (50,430)
Income taxes                                        201,103
Depreciation and amortization                       552,728
     Unadjusted EBITDA                            1,051,454

Contractual Adjustments to
     Unadjusted EBITDA
Management Fees                                   2,159,300
Rent                                                360,000
Profit Sharing                                      250,000
Salaries and benefits                              (258,852)

Actual EBITDA as adjusted per Contract            3,561,902
                     Less pro-forma EBITDA        3,600,000
EBITDA difference                                   (38,098)
Increase to purchase price (if previous line
 is a positive number)                                 -

                                                        Exhibit B

                                               Working Capital Calculation

                                           December 31, 1999      March 31, 2000

Current Assets:
Cash                                             307,937
Accounts Receivable (under 90 days)            2,522,353
Inventory (excluding obsolete inventory)       1,038,970
Other                                            191,816
     Total current assets                      4,061,076                  -

Less current liabilities:
Accounts Payable and Other                     1,460,248
Current portion of long-term debt                (28,393)
     Total current liabilities                 1,431,855                  -

Actual working capital                         2,629,221
Less pro-forma working capital                (2,600,000)          (2,600,000)
     Working capital difference                   29,221

Increase to Purchase Price if previous
       line is a positive number                  29,221

                                    Exhibit C

                              Sellers' Certificate

         I, the undersigned, the President of Palestine Concrete Tile Company (the "Company"), a Texas corporation, do hereby certify that:

1 This Certificate is being delivered at the Closing today pursuant to Section 5.1.7(i) of the Stock Purchase Agreement dated April 30, 2000 (the "Agreement") between ISG Resources, Inc., a Utah corporation ("Purchaser") Dale & Brenda, Ltd. and Dan & Dorenda, Ltd. (collectively the "Family Limited Partnerships") the Daniel Andrew Smith Family Trust and the Dale Wayne Smith Family Trust (collectively the "Family Trusts") and Dale W. Smith and Danny A. Smith. Unless otherwise indicated herein, capitalized terms used in this Certificate shall have the same meanings given to them in the Agreement.

2 The Company is a registered corporation, validly existing and in good standing under the laws of the state of Texas.

3 Attached hereto as Exhibit A is a correct and complete copy of the Articles of Incorporation of the Company and a correct and complete copy of the By-Laws of the Company, including all amendments thereto effected through the Closing Date.

4 Attached hereto as Exhibit B is a schedule of persons that have been duly elected (or appointed) or qualified, and/or that have acted, as officers of the Company (to and including the date hereof), each holding the respective offices set forth opposite their names; and the signatures set forth on Exhibit B opposite their names are the genuine signatures of such officers executing the Agreement and any other agreements or documents on behalf of the Company in connection with the Closing under the Agreement.

5 Each of the representations and warranties made by the Seller Representatives in the Agreement are true and correct in all material respects as of the date of the Agreement.

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate as of April 30, 2000.


                                         /s/
                                    --------------------------------
                                    By: Dale Wayne Smith, President
                                    Palestine Concrete Tile Company

                                    Exhibit A


         Intentionally left blank - copies to be furnished upon request

                                    EXHIBIT B

Name                       Title                       Signature

Dale W. Smith              President                   ________________________


Danny A. Smith             Vice President and          ________________________
                           Chief Financial Officer

Dale H. Smith              Vice President              ________________________


Celia O. Smith             Secretary/Treasurer         ________________________

                                    Exhibit D

                           Sellers' CFO's Certificate

         I, the undersigned, the Chief Financial Officer of Palestine Concrete Tile Company (the "Company"), a Texas corporation, do hereby certify that:

1 This Certificate is being delivered at the Closing today pursuant to Section 5.1.7(ii) of the Stock Purchase Agreement dated April 30, 2000 (the "Agreement") between ISG Resources, Inc., a Utah corporation ("Purchaser") and Dale & Brenda, Ltd. and the Dan & Dorenda, Ltd. (collectively the "Family Limited Partnerships"), the Daniel Andrew Smith Family Trust and the Dale Wayne Smith Family Trust (collectively the "Family Trusts") and Dale W. Smith and Danny A. Smith. Unless otherwise indicated herein, capitalized terms used in this Certificate shall have the same meanings given to them in the Agreement.

2 I am familiar with the Company's finances and capitalization.

3 The Company has provided the Purchaser with the Financial Statements as provided in the Agreement.

4 All of the Financial Statements are in accordance with the Books and Records of the Company and fairly and accurately present the financial position of the Company as of the dates thereof, for the periods covered thereby and the results of operations and cash flows of the Company for the periods set forth therein, all in conformity with GAAP, applied on a basis consistent with prior years and present fairly the financial condition of the Company as of the dates set forth thereon, except as specifically noted in the notes thereto, and except for normal adjustments made for interim reporting purposes.

5 As of the Closing Date, no material adverse change in the financial condition or operations of the Company will have occurred from that shown on the Financial Statements.

6 The Purchased Stock constitutes all of the ownership interests of the Company and are owned as follows:

Name                               Number of Shares Owned

Dale & Brenda, Ltd.                       378.5

Dan & Dorenda, Ltd.                       378.5

Dale W. Smith                             121.5

Danny A. Smith                            121.5

7 There are no outstanding options, warrants, calls, subscriptions, commitments, agreements or other rights to purchase or dispose of stock or other securities which are, or may at any time be, convertible into stock or other securities in the Company.

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate as of April 30, 2000.

                                                   /s/
                                               ----------------------------
                                               By: Danny A. Smith, CFO
                                               Palestine Concrete Tile Company

                                    Exhibit E

                           Opinion of Sellers' Counsel

                                 April 30, 2000

ISG Resources, Inc.
136 East South Temple, Suite 1300
Salt Lake City, Utah  84111
Attn:  Brett A. Hickman

Gentlemen:

         We have acted as counsel to Dale & Brenda, Ltd., Dan & Dorenda, Ltd. (collectively the "Family Limited Partnerships"), the Daniel Andrew Smith Family Trust, the Dale Wayne Smith Family Trust (collectively the "Family Trusts") and Dale W. Smith and Danny A. Smith (together with the Family Limited Partnerships and the Family Trusts, the "Sellers") and Palestine Concrete Tile Company, a Texas corporation (the "Company") in connection with the Stock Purchase Agreement dated April 30, 2000 (the "Agreement") by and between ISG Resources, Inc., a Utah corporation (the "Purchaser") and the Sellers. This opinion is delivered to you pursuant to Section 5.1.9 of the Agreement. Unless otherwise defined herein, or as the context hereof otherwise requires, all capitalized terms used, but not defined herein, shall have the respective meanings given to those terms in the Agreement or the Accord referred to below.

         As such counsel, we have examined the Agreement, and we have reviewed the Articles of Incorporation, Bylaws and certain other corporate records of the Company, and such other agreements, certificates, instruments and documents and matters of law as we have deemed necessary to reach the conclusions hereinafter set forth. We have also relied on the factual matters contained in the representations and warranties of the Sellers contained in the Agreement.

         This Opinion Letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "Accord") of the ABA Section of Business Law (1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, and this Opinion Letter should be read in conjunction therewith. The law covered by the opinions expressed herein is limited to the federal laws of the United States and the laws of the State of Texas.

         In making the foregoing examination and in rendering this opinion, we have assumed the genuineness of all signatures, the conformity to the originals of all documents submitted to us as copies and the authenticity of all documents submitted to us as originals, and the authority of the person or persons who executed any such documents on behalf of any person or entity other than the Sellers. We have further assumed the due authorization, execution and delivery of the Agreement by the Purchaser.

         Whenever our opinion herein with respect to the existence or absence of facts is indicated to be based on our knowledge or awareness, it is intended to signify that during the course of our representation of the Sellers, no information has come to our attention which would give us actual knowledge of the existence or absence of such facts. Except as expressly described herein, we have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from our serving as counsel for the Sellers.

         Based  on  the   foregoing,   and   subject  to  the   exceptions   and
qualifications set forth herein, it is our opinion that:

         1. The Agreement has been duly executed and delivered by the Sellers.

         2. The Agreement is enforceable against the Sellers in accordance with its terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights; (b) that the remedies of specific performance, injunction and other forms of equitable relief are subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding may be brought; (c) the effect of other principles of equity; (d) the effect of antitrust laws; and (e) no implied opinions are included.

         3. The Purchased Stock constitutes all of the issued and outstanding shares of capital stock of the Company and are owned as follows: Dale & Brenda, Ltd. (378.5 shares); Dan & Dorenda, Ltd. (378.5 shares); Danny A. Smith (121.5 shares) and Dale W. Smith (121.5 shares). The outstanding shares of Purchased Stock have been duly authorized and validly issued, and are fully paid and nonassessable. There are no outstanding Options with respect to the stock of the Company or agreements, arrangements or understandings to issue Options with respect to the Company nor, except as set forth in Section 2.2 of the Disclosure Schedule, are there any preemptive rights or agreements, arrangements or understandings to issue preemptive rights with respect to the issuance or sale of the capital stock of the Company. The Family Limited Partnerships, Danny A. Smith and Dale W. Smith are the record and beneficial owners of all of the shares of Purchased Stock, free and clear of all Liens. The delivery to Purchaser of the certificates representing the Purchased Stock will transfer to Purchaser good and valid title to all shares of the Purchased Stock, free and clear of all Liens and restrictions and after such transfer the Purchased Stock, in the hands of Purchaser, will have been duly authorized, validly issued, fully paid and nonassessable. From and after the Closing, no Seller nor any other Person (other than the Purchaser) will have any rights whatsoever with respect to the Purchased Stock or to any other securities of the Company.

         4. The Company was duly organized as a Texas corporation, and is validly existing and in good standing under the laws of the State of Texas, with full power and authority to own its properties and to engage in its business as presently conducted or contemplated.

         5. Neither the execution, delivery and performance of the Agreement nor the consummation of any or all of the transactions contemplated therein will (a) violate any provision of the articles of incorporation or bylaws (or other governing instrument) of the Company, (b) to the best of our knowledge, breach or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under any agreement or commitment to which any Seller is a party, (c) to the best of our knowledge, result in the creation or imposition of any encumbrance upon any property or assets of the Company under any agreement or commitment to which the Company is a party or by which any of its properties or assets are bound, or to which any of the properties or assets of the Company are subject, or (d) to the best of our knowledge, violate any statute, law, regulation, or rule, or any judgment, decree or order of any court or other Governmental Body applicable to the Company.

         6. To the best of our knowledge, except for the early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, no consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required in connection with the execution, delivery and performance of the Agreement or the consummation of the transactions contemplated therein.

         To the best of our knowledge, other than as set forth in the Disclosure Schedules, no claim, action, suit, proceeding, arbitration, investigation, hearing or notice of hearing is pending or threatened before any Governmental Body against the Company or any Seller, or any of the assets of the Company or any Seller, seeking to prevent the consummation of the transaction contemplated by the Agreement or seeking damages against the Company or any of the Sellers as a consequence of the Agreement or the transactions contemplated thereby.

         We are members of the Bar of the State of Texas and do not purport to be experts on any laws other than the laws of the State of Texas and the federal laws of the United States. Consequently, we are not rendering herein any opinions on any laws other than the laws of the State of Texas and the federal laws of the United States.

         This Opinion is solely for the benefit of the Purchaser and may not be relied upon in any manner by any other person or entity except with the prior written consent of this firm. This Opinion may not be quoted, distributed or used in whole or in any part, for any other purposes or delivered to any other person or entity, except with the prior written consent of this firm. Further, after the date of delivery, we assume no responsibility to amend this Opinion or advise you of our discovery of any facts which might adversely affect the opinions stated herein.

                                             Very truly yours,

                                             SAYLES & LIDJI,
                                             A Professional Corporation

                                             By: /s/
                                                ------------------------
                                                   Michael R. Dorey

                                    Exhibit F

                        Purchaser's Officers' Certificate

         I, the undersigned, the Sr. Vice President, General Counsel and Secretary of ISG Resources, Inc., a Utah corporation (the "Purchaser"), do hereby certify that:

1 This Certificate is being delivered at the Closing today pursuant to Section ____ of the Stock Purchase Agreement dated _________, 2000 (the "Agreement") between ISG Resources, Inc., a Utah corporation ("Purchaser") and Dale & Brenda, Ltd.and Dan & Dorenda, Ltd. (collectively the "Family Limited Partnerships"), the Daniel Andrew Smith Family Trust and the Dale Wayne Smith Family Trust (collectively the "Family Trusts") and Dale W. Smith and Danny A. Smith. Unless otherwise indicated herein, capitalized terms used in this Certificate shall have the same meanings given to them in the Agreement.

2. Each of the representations and warranties made by the Purchaser in the Agreement are true and correct in all material respects as of the date of the Agreement.

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate as of __________, 2000.

                                       ISG RESOURCES, INC.

                                         /s/
                                       -----------------------------
                                       By: Brett A. Hickman
                                       Its: Sr. Vice President, General
                                            Counsel and Secretary

                                    Exhibit G

                         Opinion of Purchaser's Counsel

Dale & Brenda, Ltd.
Dan & Dorenda, Ltd.
Daniel Andrew Smith Family Trust
Dale Wayne Smith Family Trust
Dale W. Smith
Danny A. Smith
c/o PALESTINE CONCRETE TILE COMPANY
Post Office Box 2508
Palestine, Texas  75802-2508

Ladies and Gentlemen:

         I am Sr. Vice President and General Counsel of ISG Resources, Inc., a Utah corporation ("Purchaser") and have acted as counsel to Purchaser in connection with the Purchase Agreement dated March 31, 2000 (the "Agreement") between the Purchaser and Dale & Brenda, Ltd. and Dan & Dorenda, Ltd. (collectively the "Family Limited Partnerships"), the Daniel Andrew Smith Family Trust and the Dale Wayne Smith Family Trust (collectively the "Family Trusts") and Dale W. Smith and Danny A. Smith (all collectively "the Sellers"). This is the opinion contemplated by Section 5.2.7 of the Agreement. All capitalized terms used in this opinion without definition have the respective meanings given to them in the Agreement or the Accord referred to below.

         This Opinion Letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "Accord") of the ABA Section of Business Law (1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, and this Opinion Letter should be read in conjunction therewith. The law covered by the opinions expressed herein is limited to the laws of the United States.

         Based on the foregoing, my opinion is as follows:

1. The Agreement is enforceable against the Purchaser.

2. Neither the execution and delivery of the Agreement nor the performance of the Purchaser's obligations thereunder (a) violates any provision of the certificate of incorporation or bylaws (or other governing instrument) of the Purchaser, (b) breaches or constitutes a default (or an event that, with notice or lapse of time or both, would constitute a default) under any agreement or commitment to which the Purchaser is party or (c) violates any statute, law, regulation or rule, or any judgment, decree or order of any court or Governmental Authority applicable to the Purchaser.

3. The Purchaser has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated hereby have been duly and validly approved by its board of directors and no other corporate proceedings on the part of Purchaser or its stockholders are necessary to authorize the execution, delivery and performance of this Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated hereby.

                                   Sincerely,


                                   Brett A. Hickman

BAH/hs

cc:  Michael R. Dorey, Esquire

                                    Exhibit H



                              DISCLOSURE SCHEDULES

                                     TO THE

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                                   SECTION 2.2

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                                Preemptive Rights

         Since the Company's Articles of Incorporation and Bylaws do not deny preemptive rights to the shareholders of the Company, the shareholders have preemptive rights to acquire additional shares issued by the Company under Texas law. However, this preemptive right has never arisen because the Company has never issued additional shares of stock since its original issuance of 1,000 shares to Dale H. Smith on October 1, 1974.

                                   SECTION 2.4

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                         Subsidiaries; Company; Business

Line of Business:

         The Company's main line of business is the manufacturing of concrete masonry units ("CMUs"). The majority of the CMUs are distributed in Texas, but a small amount of CMUs have been sold in other states. In addition to the manufacture of CMUs, the Company manufactures and sells precast concrete products, such as septic tanks, culverts and landscape products. The Company also sells Portland Cement, lime, wall reinforcements, wall anchors, tools, metal doors, plumbing supplies, chain link fencing, fireplace units, sand, gravel and insulation.

Directors:

         Dale Wayne Smith
         Daniel A. Smith
         Dale H. Smith
         Celia O. Smith

Officers:

         Dale Wayne Smith - President
         Daniel A. Smith - Vice President
         Dale H. Smith - Vice President
         Celia O. Smith - Secretary/Treasurer

                                   SECTION 2.5

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                                    Conflicts

1. Section 7.3 of the Bylaws provides that before a sale or transfer of any shares of the Company's stock can be valid, the selling shareholders must first offer the shares to the Company. The provisions of 7.3 will be waived by the Company and each of the current and former shareholders of the Company prior to the sale of the Purchased Stock.

2. The real estate lease between TXI Operations, L.P. and the Company dated October 14,1997 requires the written consent of TXI prior to any change in control.

3. The vehicle lease agreement between Ryder Truck Rental, Inc. and the Company dated March 18, 1996 requires notification of a change in ownership. The required notification has been made and a copy of such notification has been delivered to Purchaser.

4. The vehicle lease agreement between Price International, Inc. and the Company dated April 1, 1996 requires notification of a change in ownership. The required notification has been made and a copy of such notification has been delivered to Purchaser.

5. The forklift lease agreements between Yale Financial Services, Inc. and the Company dated November 21, 1995, February 16, 1996, and April 24, 1996 require notification of a change in ownership. The required notification has been made and a copy of such notification has been delivered to Purchaser.

6. The License Agreement dated August 1, 1988 between Kiltie Corporation and Texas Industries, which was assigned to Palestine Concrete Tile Company on October 22, 1997, requires the prior written consent of Kiltie prior to a change in ownership. Kiltie consented to the change in ownership on March 27, 2000 and a copy of such consent has been delivered to Purchaser.

7. The permits from the Texas Natural Resource Conservation Commission listed on Section 2.19 of the Disclosure Schedule require notice to the executive director upon a change in control. The required notification was made to the executive director on March 30, 2000 and a copy of such notice has been delivered to the Purchaser.

                                   SECTION 2.6

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                       Governmental Approvals and Filings

1. Consent of the United States Department of Justice and the Federal Trade Commission is required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Early termination of the waiting period was granted on February 8, 2000.

2. See Section 2.19 regarding notification of the Texas Natural Resource Conservation Commission.

                                   SECTION 2.9

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                               Absence of Changes

1. The Company ordered a MD-1600 grinder from Con-Grind Systems, Inc. for its operations. The cost of the grinder is $62,400. A deposit of $18,200 was made when the grinder was ordered, and the balance will be paid on delivery of the grinder.

2. The Company orally agreed to restructure Steve Morris' compensation structure. The arrangement becomes effective on April 1, 2000 and is as follows:

           a.     5% on his Versa-Lok sales;
           b.     2.5% on his discounted Versa-Lok sales to Mathis Concrete;
           c.     4% on his sales of Burnished Blocks; and
           d.     Base salary of $46, 280.

3. The Company has hired Steve Bickerdike, effective April 1, 2000, to be in charge of the Company's production, scheduling and control. His annual salary will be $75,000.

4. There were no changes to the Company's accounting methods are procedures except for those required by Ernst & Young pursuant to its audit of the Company's financial statements for the twelve months ended December 31, 1999, 1998 and 1997.

                                  SECTION 2.10

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                             Undisclosed Liabilities

1. As of March 31, 2000, the Company owed Agg-Dale, Inc. $507,157.79 pursuant to a promissory note dated December 29, 1995 in the principal amount of $650,000.

2. As of March 31, 2000, the Company owed Cement-Dan, Inc. $546,169.89 pursuant to promissory note dated December 29, 1995 in the principal amount of $700,000.

3.       See Section 2.9 of the Disclosure Schedules.

                                  SECTION 2.11

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                                      Taxes

2.11.1: No Exceptions

2.11.4: For the tax year ended December 31, 1996 and for all subsequent reporting periods, the Company filed the following tax returns by their due dates or their extended due dates:

         1.       Form 1120 - U.S. Corporation Income Tax Return
         2.       Form 941 - Employer's Quarterly Federal Tax Return
         3.       Form 940 - Employer's Annual Federal  Unemployment  (FUTA) Tax
                  Return
         4.       Texas Franchise Tax Return;
         5.       Texas Sales Tax Return;
         6. Louisiana Sales Tax Returns (monthly returns for all sales shipped into Louisiana); and
         7. Sales Tax Returns for various Parishes in Louisiana where products are shipped.


Except for a Texas Sales Tax Audit for the period beginning March 1, 1994 and ending December 31, 1997 which found no tax being owed, none of the tax returns filed during this period have been audited or are the subject of an audit. Copies of all the tax returns filed by the Company since January 1, 1997 have been provided to the Purchaser.

2.11.5: No Exceptions

                                  SECTION 2.12

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                                Legal Proceedings

1.       The  Company  has an  ongoing  worker's  compensation  claim  by  Larry
         Riddlesperger.   Information  regarding  this  claim  was  provided  to
         Purchaser in response to the Purchaser's due diligence request.

                                  SECTION 2.13

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                         Compliance with Laws and Orders

Except for the notice described in Section 2.23.2 of the Disclosure Schedules, there have been no other notices that the Company is or has been at any time in violation of or in default under any Law or Order applicable to the Company or any of its Assets and/or the Real Estate Assets.

                                  SECTION 2.14

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                                  Benefit Plans

List of Benefit Plans:

1.       Principal Life Insurance Company Group Medical Insurance Policy
2.       Palestine Concrete Tile Company 401(k) Profit Sharing Plan
3.       Palestine   Concrete  Tile  Company  Premium  Only  Plan  (Section  125
         Cafeteria Plan)
4.       Supplemental Life Insurance Plan
5.       Supplemental Disability Insurance Plan
6.       Compensation Bonus Plan-paid at Director's discretion
7. Salary Review and Annual Raises-performed in November to be effective in January

                                 SECTION 2.15.1

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                                US VISION, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                              List of Real Property

(i)      Owned Real Property - None

(ii)     Leased Real Property

         1. Seventeen acre tract of land in Anderson County, Texas on which the Company operates its Palestine, Texas plant. The land and buildings are leased from The Daniel Andrew Smith Family Trust and the Dale Wayne Smith Family Trust. There is no written lease agreement for this tract of land.

         2. Eight acre tract of land in Dallas County, Texas on which the Company operates its Dallas Block plant. The property is leased from TXI Operations, L.P. A copy of such lease has been provided to Purchaser. This lease may be terminated by either party by giving the other party written notice at least one
                  (1) year prior to the effective date of termination, so long as the effective date of termination is on after October 15, 2000.

(iii) Liens on Real Property: Deed of Trust to secure payment of $80,000 note payable to The Royall National Bank date June 26, 1975. This lien is on the seventeen acre tract of land in Anderson County owned by The Daniel Andrew Smith Family Trust and the Dale Wayne Smith Family Trust. The note has been paid, but the lien was never released. A Release of Lien will be delivered at Closing by Compass Bank as the successor in interest to Royall National Bank.

         The land in Anderson County also is subject to two easements. First, the land is subject to a utility easement granted to Texas Power & Light Company on September 29, 1938 by Jeff D. Reagan and Eoline W. Reagan. Second, the land is subject to an easement granted to the Texas Highway Commission on August 5, 1940 by Jeff D. Reagan and Eoline W. Reagan.

                                 SECTION 2.15.3

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                           Liens on Real Estate Assets

               See Section 2.15.1(iii) of the Disclosure Schedule.

                                 SECTION 2.15.4

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                    Uncured Defaults on Leased Real Property

None.

                                 SECTION 2.15.6

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                           Condition of Real Property

No Exceptions.

                                  SECTION 2.16

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                           Liens on Personal Property

2. Liens on forklifts leased from Yale Financial Services, Inc. These leases were assigned to and assumed by the Company from Texas Industries, Inc. in connection with the Company's purchase of assets from Texas Industries in 1997.

3. Lien on Year 2000 International Trucks (Serial Nos. 2HSCHAMR5YC028358 and 2HSCHAMR2YCO28334) created pursuant to a Security Agreement dated September 20, 1999 between the Company and Compass Bank to secure the payment of a promissory note in the amount of $161,316.00. In addition, the Company's cash accounts held by Compass also serve as collateral under the Security Agreement for the payment of the promissory note.

                                  SECTION 2.17

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                              Intellectual Property

The  Company  has  a  License   Agreement  dated  August  1,  1988  with  Kiltie
Corporation, as assigned to it by Texas Industries, to manufacture the Versa-Lok and Versa-Tuff retaining wall systems.

Various third-party software licenses for the Company's computer applications.

                                 SECTION 2.18.1

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                                    Contracts

1. Oral lease Agreements with The Daniel Andrew Smith Family Trust and The Dale Wayne Smith Family Trust for 17 acre tract of land in Palestine, Texas

2. Lease Agreement by and between TXI Operations, L.P and the Company dated October 14, 1997

3.       Energy Services Agreement with TXU Energy Services dated June 1, 1999

4.       Independent contract agreements with the following trucking companies:

         a.       Jerry Anderson d/b/a Anderson Trucking
         b.       Freeny Trucking
         c.       J&P Trucking
         d.       Jesse Montgomery d/b/a Montgomery Trucking
         e.       Larry Nelms d/b/a Nelms Transportation Company
         f.       Jim Tacy d/b/a Tacy Trucking

5. Promissory Note to Cement-Dan, Inc. dated December 29, 1995 in the principal amount of $700,000.

6. Promissory Note to Agg-Dale, Inc. dated December 29, 1995 in the principal amount of $650,000.

7. Commercial Note in the original principal amount of $161,316 for the purchase of two International Trucks and a Security Agreement securing such Note with security interest in the two trucks by and between the Company and Compass Bank dated September 20, 1999.

8. License Agreement with Kiltie Corporation dated August 1, 1988, as assigned to the Company by Texas Industries, to manufacture the Versa-Lok and Versa-Tuff restraining wall systems.

9. Lease Agreement with Yale Financial Services, Inc dated November 21, 1995 for 60 month lease of Yale Forklift GDP100M s/n 870126.

10. Lease Agreement with Yale Financial Services, Inc dated February 16, 1996 for 60 month lease of Yale Forklift GDP100M s/n B813D01904T.

11. Lease Agreement with Yale Financial Services, Inc dated February 16, 1996 for 60 month lease of Yale Forklift GDP060T s/n E177B09204S.

12. Lease Agreement with Yale Financial Services, Inc dated April 24, 1996 for 60 month lease of Yale Forklift GDP100M s/n B813D0160S.

13. Vehicle Lease Agreement with Ryder Truck Rental, Inc. dated March 18, 1996 for 72 month lease on two 1996 Freightliner Trucks (VIN Nos. 1FUYDCYBOTP859057 and 1FUYDCYB2TP859058).

14. Vehicle Lease Agreement with Price International, Inc. dated April 1, 1996 for a 60 month lease of a 1996 International 9200 6x4.

15. Vehicle Lease Agreements with GE Capital Trans Leasing, Inc. dated July 14, 1999 for a 60 month lease of two 2000 Freightliner Trucks.

16. Oral Agreement with Gary Lockwood to pay him commissions of 6.25% on sales of concrete block products and 3% for those customers granted discount prices on concrete block products.

17.      Commission Agreement with Steve Morris (described more fully in Section
         2.9 of the Disclosure Schedule).

18. All contracts, instruments and other agreements disclosed or arising out of the affiliated relationships described in Section 2.21 of the Disclosure Schedule.

                                 SECTION 2.18.2

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                                Contract Breaches

None.

                                 SECTION 2.18.3

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                          Materially Adverse Contracts

None

                                  SECTION 2.19

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                        Governmental Licenses and Permits

Texas Sales Tax Permit (No. 1-75-1455662-4).

Texas Natural Resource Conservation Commission ("TNRCC") Facility Wastewater and/or Contact Storm Water Registration No. EJ-0000401. The registrant must notify the executive director of the TNRCC upon any change in control or ownership.

Texas Natural Resource Conservation Commission Facility Wastewater and/or Contact Storm Water Registration No. EJ-0000376 (transferred from Texas Industries). The registrant must notify the executive director of the TNRCC upon any change in control or ownership.

Texas Natural Resource Conservation Commission Solid Waste Registration No. 85175. The registrant must notify the executive director of the TNRCC upon any change in control or ownership.

National Pollutant Discharge Elimination Multi-Sector Permit for Palestine location (No. TXR05C977).

National Pollutant Discharge Elimination Multi-Sector Permit for Dallas location (No. TXR05I297).

None of these permits have an expiration date.

                                  SECTION 2.20

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                                    Insurance

------------------------------ ---------------------------- --------------------------- ------------------
       Name of Insurer              Type of Coverage             Coverage Period             Policy No
------------------------------ ---------------------------- --------------------------- ------------------
Amerisure Insurance Company    General Liability and        10/01/99 to 10/01/00        1314964-01
                               Property Coverage
------------------------------ ---------------------------- --------------------------- ------------------
Amerisure Insurance Company    Business Auto Coverage       10/01/99 to 10/01/00        1314963-01
------------------------------ ---------------------------- --------------------------- ------------------
Michigan Mutual Insurance      Umbrella Liability Coverage  10/01/99 to 10/01/00        1314965-01
Company
------------------------------ ---------------------------- --------------------------- ------------------
Amerisure Insurance Company    Workers Compensation and     10/01/99 to 10/01/00        1314966-01
                               Employer's Liability
                               Coverage
------------------------------ ---------------------------- --------------------------- ------------------


Information regarding past and existing claims made under the Company's insurance policies have been furnished to Purchaser in the Company's response to Purchaser's due diligence request.

Claims Made Since January 1, 1996 which are in excess of $25,000:

1.       See  Section  2.12  of  the   Disclosure   Schedule   regarding   Larry
         Riddlesberger pending worker's compensation claim.

                                  SECTION 2.21

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                             Affiliate Transactions

The Company purchases aggregate materials from Agg-Dale, Inc and cement products from Cement-Dan, Inc. These entities are the major suppliers of aggregate materials and cement products to the Company, and accordingly, accounts payable to both entities are reflected on the books of the Company. Dale and Brenda Smith are the only employees of Agg-Dale, Inc., and they are the only participants in the Employee Stock Ownership Plan which owns 99% of the stock of Agg-Dale, Inc. Danny and Dorenda Smith are the only employees of Cement-Dan, Inc., and they are the only participants in the Employee Stock Ownership Plan which owns 99% of the stock of Cement-Dan, Inc. As of March 31, 2000, the Company owed Agg-Dale, Inc. $507,157.79 (including accrued interest) pursuant to a promissory note dated December 29, 1995 in the principal amount of $650,000 and Cement-Dan, Inc. $546,169.89 (including accrued interest) pursuant to promissory note dated December 29, 1995 in the principal amount of $700,000.

                                 SECTION 2.23.2

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                              Environmental Matters

1. On July 22, 1997, the Texas Natural Resource Conservation Commission ("TNRCC") notified the Company that it was in violation of certain TNRCC regulations due to its failure to seek an exemption prior to undertaking specified actions. However, on August 25, 1997, the TNRCC notified the Company that its exemption request had been granted and that it was no longer in violation of TNRCC regulations.

2. A Phase I Environmental Assessment of the property leased from TXI Operations, L.P. and performed by Dames & More in 1997 (a copy of the report on the Environmental Assessment was previously provided to Purchaser in the Company's response to Purchaser's due diligence request) indicated the existence of Hazardous Materials at the Dallas Block Plant.

3. The Company keeps a 55 gallon barrel to hold used oil from oil changes on its forklifts. The barrel is housed in an approved containment structure in the event there is a spill. The used oil is used to coat concrete forms, so there is never a need to dispose of the oil.

4. In March 2000 a delivery truck's fuel tank was punctured, and diesel fuel leaked on to the ground at the Palestine, Texas location. The Company took all required action to clean up the fuel spill and dispose of the contaminated soil.

                                 SECTION 2.24.1

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                                  Customer List

1.          Wilk Masonry             $1,467,635

2.          Mustang Masonry            $726,922

3.          DMG Masonry                $702,105

4.          Gay & Son Masonry          $526,338

5.          C&D Masonry                $497,316

6.          Northeast Masonry          $443,564

7.          Trinity Masonry            $363,717

8.          Masonry Structures         $349,116

9.          Accurate Masonry           $223,180

10.         Mel Hardy Masonry          $222,658

                                 SECTION 2.24.2

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                                List of Suppliers

1.      Cement-Dan, Inc.            $3,169,103

2.      Agg-Dale, Inc.              $2,940,028

3.      Gifford Hill                  $605,106

4.      Lehigh Cement                 $388,572

5.      W.R. Grace                    $269,365

6.      Lambert Colors                $230,462

7.      Prewit Petroleum              $204,062

8.      Masonry Reinforcing Corp.     $203,566

9.      Georgetown                    $165,333

10.     Texas Utilities               $156,104

                                 SECTION 2.24.3

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                Insolvency or Bankruptcy of Customer or Supplier

None.

                                  SECTION 2.25

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                               Accounts Receivable

No Exceptions.

                                  SECTION 2.28

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                           Bank and Brokerage Accounts

--------------------- ------------------ ---------------- ------------------
     Bank Name         Type of Account     Account No.        Signatories
--------------------- ------------------ ---------------- ------------------
Compass Bank              Checking          008-0016-9    1.  Dale Smith
Palestine, Texas                                          2.  Danny Smith
                                                          3.  Melissa Woodard
--------------------- ------------------ ---------------- ------------------
Compass Bank              Treasury          780-7317-9    1.  Dale Smith
Palestine, Texas                                          2.  Danny Smith
                                                          3.  Melissa Woodard
                                                          4.  Celia Smith
--------------------- ------------------ ---------------- ------------------
A.G. Edwards &           Investment       394-062294-003  1.  Dale Smith
 Sons, Inc.                                               2.  Danny Smith
                                                          3.  Melissa Woodard
--------------------- ------------------ ---------------- ------------------

                                  SECTION 3.3.3

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                                    Conflicts

None.

                                   SECTION 3.4

                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                              ISG RESOURCES, INC.,
                    DALE & BRENDA, LTD., DAN & DORENDA, LTD.,
                       THE DALE WAYNE SMITH FAMILY TRUST,
                      THE DANIEL ANDREW SMITH FAMILY TRUST,
                        DALE W. SMITH AND DANNY A. SMITH

                       Governmental Approvals and Filings

Consent of the United States Department of Justice and the Federal Trade Commission is required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Early termination of the waiting period was granted on February 8, 2000.

May 16, 2000

VIA TELECOPY

J.I. "Chip" Everest, II
ISG Resources, Inc.
136 East South Temple, Suite 1300
Salt Lake City, Utah 84111

         Re: Stock Purchase Agreement dated March 31, 2000, by and among ISG Resources, Inc., Dale & Brenda, Ltd. and Dan & Dorenda Ltd., the Daniel Andrew Smith Family Trust and the Dale Wayne Smith Family Trust, Dale W. Smith and Danny A. Smith(the "Stock Purchase Agreement")

Dear Chip:

         As we have discussed, due to the delay in the closing of the transaction described in the Stock Purchase Agreement, ISG Resources, Inc. and the Sellers have agreed to make certain modifications to the terms of the Stock Purchase Agreement. Accordingly, the purpose of this letter is to confirm in an amendment to the Stock Purchase Agreement to be effective as of April 30, 2000, each of those modifications. Unless otherwise defined in this letter, all capitalized terms used but not otherwise defined herein shall have the meanings assigned to those terms in the Stock Purchase Agreement. The Stock Purchase Agreement is hereby amended as follows:

         Section 1.2 of the Stock Purchase Agreement is hereby amended by deleting that section and replacing it with the following:

         1.2      Purchase Price.

                  1.2.1 The purchase price (the "Purchase Price") for the Purchased Stock and the Real Estate Assets shall be an amount equal to nineteen million dollars ($19,000,000.00), less the balance of the Intercompany Indebtedness (as defined below) paid by Purchaser, subject to the adjustments set forth in Sections 1.2.2 below. The Purchase Price shall be allocated as follows:

                           1.2.1.1  $18,600,000 for the Purchased Stock; and

                           1.2.1.2  $400,000 for the Real Estate Assets.

                  1.2.2 The Purchase Price will be increased or decreased, as the case may be, on a dollar-for-dollar basis, if and by the amount by which the working capital of the Company (total current assets less total current liabilities), calculated as of the Closing Date, in accordance with the formula attached hereto as Exhibit "B", is more or less than $2,600,000.00; provided, however, that for purposes of calculating the working capital of the Company as of the Closing Date, no portion of the indebtedness of the Company to either Cement-Dan, Inc., or Agg-Dale, Inc., under the terms of those two certain promissory notes dated December 29, 1995 (the "Intercompany Indebtedness") shall be treated as a current liability of the Company.

                  1.2.3 Notwithstanding the amount of the increase or decrease, as the case may be, to the Purchase Price, if any, pursuant to the terms of
Section 1.2.2 above, the Purchase Price shall not be otherwise reduced by any amount if TXI Operations, L.P. ("TXI") does not, for any reason, consent to the assignment and transfer of all of the Company's rights and obligations under that certain Lease Agreement dated October 14, 1997, by and between TXI and the Company (the "TXI Lease Agreement").

                  1.2.4 To determine whether an adjustment is appropriate, the Purchaser shall (within sixty days of the Closing Date) provide the Seller with a balance sheet of the Company dated as of the Closing Date and prepared in accordance with GAAP, as applied historically by the Company, along with a calculation of the actual working capital of the Company as of the Closing Date, all in accordance with Exhibit "B" attached hereto indicating whether an adjustment is due pursuant to section 1.2.2 (the "Purchaser's Calculation"). If the Seller (within thirty days of receiving the Purchaser's Calculation) disagrees with the Purchaser's Calculation, then the Parties will mutually agree on the prompt engagement of an independent accounting firm to review the financial condition of the Company as of the Closing Date in accordance with GAAP, on a basis consistent with the Financial Statements. Within forty-five
(45) days after the matter is referred to the accounting firm, the accounting firm will prepare and deliver a report to all parties which will detail whether a Purchase Price adjustment is necessary. The report will be final and binding on both parties, absent fraud or clear error. The Parties shall each bear one-half of the fees and expenses if an independent accounting firm is engaged pursuant to this section 1.2.4.

                  1.2.5 Exhibit "A" is hereby deleted and of no further force or effect.

         Section 1.4 of the Stock Purchase Agreement is hereby amended by deleting that section and replacing it with the following:

                  1.4 Payment of Purchase Price. At the Closing, Purchaser will pay the sum of $19,000,000.00, less the balance of the Intercompany Indebtedness paid by Purchaser as of the Closing Date, plus all accrued, but unpaid interest at the rate of eight percent (8%) per annum on the $19,000,000 from May 1, 2000 through the Closing Date (the "Interest Payment"), to the Sellers by wire transfer to such account(s) as the Sellers may direct by written notice delivered to Purchaser by the Sellers at least three (3) days before the Closing Date, and pay the balance due under the Intercompany Indebtedness directly to Cement Dan, Inc. and Agg-Dale, Inc. Simultaneously, the Sellers will sell and convey to Purchaser the Purchased Stock and the Real Estate Assets free and clear of all Liens, except for any Permitted Encumbrances, by delivering to Purchaser a stock certificate(s), registered in the name of Purchaser, representing the Purchased Stock, along with general warranty deeds conveying title to the Real Estate Assets. At the Closing, the parties shall also deliver the opinions, certificates, contracts, documents and instruments to be delivered pursuant to this Agreement. If for any reason the Closing Date does not occur by May 31, 2000, the Interest Payment shall be due and payable by Purchaser to Sellers. In addition, Sellers hereby acknowledge their receipt of a payment from purchaser in the amount of $120,000 for all accrued, but unpaid interest on the original purchase price of $18,000,000 from April 1, 2000 through April 30, 2000.

         Section 1.5 of the Stock Purchase Agreement is hereby amended by deleting that section and replacing it with the following:

         1.5      Post Closing Payment.

                  1.5.1 If the Sellers agree with the Purchaser's Calculation, then within twenty (20) days after delivery of the Purchaser's Calculation, and if the Purchaser's Calculation indicates that an upward adjustment is appropriate, the Purchaser will deliver to the Sellers cash in the amount of the indicated adjustment. If, however, the Sellers agree with the Purchaser's Calculation and the Purchaser's Calculation indicates that a downward adjustment is appropriate, then within twenty (20) days after delivery of the Purchaser's Calculation, the Sellers will deliver to the Purchaser cash in the amount of the indicated adjustment.

                  1.5.2 If the Sellers disagree with the Purchaser's Calculation then, within twenty (20) days after delivery of the report by the independent accounting firm referred to in Section 1.2.4, and if the report indicates that an upward adjustment is appropriate, the Purchaser will deliver to the Sellers cash in the amount of the adjustment specified in the report, absent fraud or clear error. If, however, the report by the independent accounting firm referred to in Section 1.2.4 indicates that a downward adjustment is appropriate, the Sellers will deliver to the Purchaser cash in the amount of the adjustment specified in the report, absent fraud or clear error within twenty (20) days after the delivery of the report by the independent accounting firm.

                  1.5.3 If the Purchaser's Calculation, or the independent accounting firm's report, indicates that an adjustment (upward or downward) is appropriate, the Purchaser or the Sellers, as the case may be, shall pay the other interest, at the rate of eight percent (8%) per annum, on the principal amount of the adjustment for the period from the Closing Date until the payment is made, if made within the twenty (20) day period referred to in Sections 1.5.1 and 1.5.2, as the case may be, and at the rate of twelve percent (12%) per annum thereafter until paid.

         If the terms of this amendment are acceptable, please sign this letter where indicated below and return it to me by telecopy (214.939.8787). The amendment described above shall be effective once this letter is signed by you and all references to the Stock Purchase Agreement shall be deemed to be references to the Stock Purchase Agreement as amended hereby.

         This letter may be executed in any manner of counterparts, all of which taken together shall constitute one and the same instrument. I am authorized to sign this letter on behalf of all of the Sellers.

         Best regards.

                                   Very truly yours,


                                   Dale Smith



Accepted and Agreed to
as of the 16th day of May, 2000
ISG RESOURCES, INC.

By:    /s/
    -------------------------------------
    J.I. "Chip" Everest, II, Treasurer and CFO